Exhibit 99.2

FOURTH QUARTER 2015
SUPPLEMENTAL DATA

December 31, 2015

GE

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•	SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•
SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s internet site.

•
This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statement
This press release includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filingswiththe Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2015 that will be released on Form 10-K to be filed on or before February 29, 2016.

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TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	4
Highlights	5-14
Comparative Balance Sheets	15-16
Comparative Statements of Operations	17
Comparative Computation of FFO and FAD	18
Consolidated Statement of Equity	19
Joint Venture Statements	20-22

Selected Financial Data	23-26
Debt Summary Schedule	27-29
Summary of Ground Lease Arrangements	30

Debt and Preferred Equity Investments	31-33

Selected Property Data
Composition of Property Portfolio	34-41
Largest Tenants	42
Tenant Diversification	43
Leasing Activity Summary	44-47
Annual Lease Expirations	48-50

Summary of Real Estate Acquisition/Disposition Activity	51-57
Corporate Information	58
Analyst Coverage	59
Supplemental Definitions	60

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CORPORATE PROFILE

SL Green Realty Corp., or the Company, is an S&P 500 company and New York City's largest office landlord. The Company is a self-managed Real Estate Investment Trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.

SL Green, a Maryland corporation, and SL Green Operating Partnership, L.P., or the Operating Partnership, a Delaware limited partnership, were formed in June 1997 for the purpose of combining the commercial real estate business of S.L. Green Properties, Inc. and its affiliated partnerships and entities. The Operating Partnership received a contribution of interest in the real estate properties, as well as 95% of the economic interest in the management, leasing and construction companies, which are referred to as the Service Corporation, a consolidated variable interest entity. All of the management, leasing and construction services with respect to the properties that are wholly-owned by us are conducted through SL Green Management LLC which is 100% owned by the Operating Partnership.

Substantially all of our assets are held by, and all of our operations are conducted through the Operating Partnership. The Company is the sole managing general partner of the Operating Partnership.

Reckson Operating Partnership, L.P., or ROP, commenced operations in June 1995 and became a wholly-owned subsidiary of the Operating Partnership, in January 2007.

As of December 31, 2015, SL Green held interests in 121 Manhattan buildings totaling 48.3 million square feet. This included ownership interests in 30.5 million square feet of commercial buildings and debt and preferred equity investments secured by 17.8 million square feet of buildings. In addition to its Manhattan investments, SL Green held ownership interests in 33 suburban buildings totaling 5.1 million square feet in Brooklyn, Long Island, Westchester County, Connecticut and New Jersey.

4

FOURTH QUARTER 2015 HIGHLIGHTS Unaudited

Summary
New York, NY, January 27, 2016 - SL Green Realty Corp. (NYSE: SLG) today reported funds from operations, or FFO, for the quarter ended December 31, 2015 of $168.6 million, or $1.62 per share, before transaction related costs of $1.4 million, or $0.01 per share, as compared to FFO for the same period in 2014 of $146.8 million, or $1.45 per share, before transaction related costs of $2.1 million, or $0.02 per share.

The Company also reported FFO for the year ended December 31, 2015 of $673.3 million, or $6.49 per share, before transaction related costs of $11.5 million, or $0.11 per share, as compared to FFO for the same period in 2014 of $592.1 million, or $5.94 per share, before transaction related costs of $9.1 million, or $0.09 per share.

Net income attributable to common stockholders for the quarter ended December 31, 2015 totaled $101.3 million, or $1.01 per share, compared to net income attributable to common stockholders of $56.8 million, or $0.59 per share, for the same quarter in 2014. Net income attributable to common stockholders for the fourth quarter of 2015 includes $57.3 million, or $0.55 per share, of net gains recognized from the sale of real estate and purchase price fair value adjustments as compared to $19.5 million, or $0.19 for the same quarter in 2014. Net income attributable to common stockholders for the year ended December 31, 2015 totaled $269.1 million, or $2.70 per share, compared to net income attributable to common stockholders of $503.1 million, or $5.23 per share for the same period in 2014. Net income attributable to common stockholders for the current year includes $226.8 million, or $2.19 per share, of net gains recognized from the sale of real estate and purchase price fair value adjustments offset by $127.5 million, or $1.23 per share, of accelerated depreciation expense related to the properties that comprise the One Vanderbilt development site, as compared to $353.8 million, or $3.55 per share, of gains recognized from the sale of real estate and purchase price fair value adjustments for the prior year.

All per share amounts in this press release are presented on a diluted basis.

Operating and Leasing Activity
For the quarter ended December 31, 2015, the Company reported consolidated revenues and operating income of $425.4 million and $259.6 million, respectively, compared to $386.6 million and $223.2 million, respectively, for the same period in 2014. For the year ended December 31, 2015, the Company reported consolidated revenues and operating income of $1.7 billion and $1.0 billion, respectively, compared to $1.5 billion and $880.5 million, respectively, for prior year.

Same-store cash NOI on a combined basis increased by 5.0 percent to $179.2 million and by 4.6 percent to $695.0 million for the quarter and year ended December 31, 2015, respectively, as compared to the same periods in 2014. For the quarter ended December 31, 2015, consolidated property same-store cash NOI increased by 5.1 percent to $160.3 million and unconsolidated joint venture property same-store cash NOI increased by 4.0 percent to $19.0 million, as compared to the same period in 2014. For the year ended December 31, 2015, consolidated property same-store cash NOI increased by 4.5 percent to $620.8 million and unconsolidated joint venture property same-store cash NOI increased by 6.3 percent to $74.1 million, as compared to the same period in 2014.

5

FOURTH QUARTER 2015 HIGHLIGHTS Unaudited

During the fourth quarter, the Company signed 44 office leases in its Manhattan portfolio totaling 416,198 square feet.  Twelve leases comprising 100,950 square feet represented office leases that replaced previous vacancy. Thirty-two leases comprising 315,248 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $66.38 per rentable square foot, representing a 20.5 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the fourth quarter was 7.5 years and average tenant concessions were 1.7 months of free rent with a tenant improvement allowance of $17.69 per rentable square foot.

During the year ended December 31, 2015, the Company signed 189 office leases in its Manhattan portfolio totaling 2,255,733 square feet. Fifty-seven leases comprising 867,077 square feet represented office leases that replaced previous vacancy. One hundred thirty-two leases comprising 1,388,656 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $65.88 per rentable square foot, representing a 15.3 percent increase over the previously fully escalated rents on the same office spaces.

Manhattan same-store occupancy was 97.1 percent at December 31, 2015, inclusive of 218,128 square feet of leases signed but not yet commenced, as compared to 95.7 percent at December 31, 2014 and 97.3 percent at September 30, 2015.

During the fourth quarter, the Company signed 27 office leases in its Suburban portfolio totaling 193,370 square feet.  Ten leases comprising 56,313 square feet represented office leases that replaced previous vacancy. Seventeen leases comprising the remaining 137,057 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $32.05 per rentable square foot, representing a 5.8 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the fourth quarter was 6.0 years and average tenant concessions were 3.2 months of free rent with a tenant improvement allowance of $19.32 per rentable square foot.

During the year ended December 31, 2015, the Company signed 115 office leases in its Suburban portfolio totaling 739,414 square feet. Thirty-nine leases comprising 221,237 square feet represented office leases that replaced previous vacancy. Seventy-six leases comprising 518,177 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $32.69 per rentable square foot, representing a 1.3 percent decrease over the previously fully escalated rents on the same office spaces.

Same-store occupancy for the Company's Suburban portfolio was 82.5 percent at December 31, 2015, inclusive of 77,950 square feet of leases signed but not yet commenced, as compared to 82.0 percent at December 31, 2014 and 83.4 percent at September 30, 2015.

6

FOURTH QUARTER 2015 HIGHLIGHTS Unaudited

Significant leases that were signed during the fourth quarter included:

•
New full-building, 49-year net lease at 562 Fifth Avenue. The lease contains an option for the lessee to purchase the property from the Company for $100.0 million with annual escalations in the purchase price after the third year;

•	New lease with Giorgio Armani Corp. that will allow Armani to remain in its flagship retail space at 760 Madison Avenue through 2024 at rental rates reflective of today's market;

•	Early renewal for 52,718 square feet with Penguin Random House LLC at 1745 Broadway, extending the remaining lease term to 7.5 years;

•	Early renewal and expansion for 51,536 square feet with Nomura Holding America at 1100 King Street - 5 International Drive, Rye Brook, New York, extending the remaining lease term to 12.0 years;

•	Early renewal for 50,000 square feet with City University of New York at 555 West 57th Street, extending the remaining lease term to 15.0 years;

•	Early renewal and expansion for 44,874 square feet with Murex North America, Inc. at 810 Seventh Avenue, extending the remaining lease term to 10.8 years;

•	New lease for 38,050 square feet with Golenbock, Eisman, Assor Bell & Peskoe LLP at 711 Third Avenue for 10.5 years;

•	New lease for 31,126 square feet with Fir Tree, Inc. at 55 West 46th Street for 10.0 years; and

•	Early renewal for 22,889 square feet with KPS Capital Partners L.P. at 485 Lexington Avenue, extending the remaining lease term to 12.3 years.

Marketing, general and administrative, or MG&A, expenses for the quarter ended December 31, 2015 were $22.7 million, or 4.7 percent of total combined revenues and an annualized 42 basis points of total combined assets including the Company's share of joint venture revenues and assets. MG&A expenses for the year ended December 31, 2015 were $94.9 million, or 5.0 percent of total combined revenues and 44 basis points of total combined assets including the Company's share of joint venture revenues and assets.

Real Estate Investment Activity
In January, Citigroup, Inc. exercised their option to purchase 388-390 Greenwich Street for $2.0 billion, net of any unfunded tenant concessions. The closing is scheduled for December 2017.

In December, the Company closed on the acquisition of a 45 percent stake in 600 Lexington Avenue, a 36-story, 303,500 square foot Midtown Manhattan office building from Canada Pension Plan Investment Board's (CPPIB), which gives the Company complete ownership of the asset. The transaction

7

FOURTH QUARTER 2015 HIGHLIGHTS Unaudited

implies consideration for the consolidated interests of $284.0 million, or $936 per square foot. The Company and CPPIB acquired the property in May 2010 and completed capital improvements to reposition it as one of the submarket's most desirable locations. With the Company responsible for management and leasing, occupancy has reached 95.5 percent as of December 2015.

In December, the Company closed on the sale of 570-574 Fifth Avenue, two retail development sites, to a single buyer for $125.4 million, or $13,690 per zoning square foot, and recognized a gain on sale of $24.6 million. The sites were acquired by the Company in November 2013 for $78.7 million.

In December, the Company closed on the sale of the properties at 140-150 Grand Street in White Plains, New York for $32.0 million.

In December, the Company entered into an agreement to sell its 90 percent stake in the residential condominium at 248-252 Bedford Avenue, a 72-unit multifamily building owned in partnership with Magnum Real Estate Group, at a gross asset valuation of $55.0 million, or $1,242 per square foot. Situated in Brooklyn's highly sought-after Williamsburg neighborhood, the Company acquired its interest in the newly constructed 44,279 square foot rental property, along with 12 townhomes, for $54.9 million in March 2013. The Company has since sold off the 12 townhomes for gross sales prices totaling $25.5 million. The combined sales of the residential components of the property will generate an approximate IRR of 20 percent upon closing. The transaction is expected to close in the first quarter of 2016, subject to customary closing conditions. The

Company continues to own its interest in the building's street level retail condominium comprised of 51,470 square feet.

In October, the Company announced an agreement to sell the leased fee interest in 885 Third Avenue for a gross sale price of $453 million. The Company acquired the leased fee interest in a joint venture partnership in 2007 at a gross asset valuation of $317 million and subsequently fully consolidated its position in 2010 at a gross asset valuation of $352 million. As part of the transaction, the Company will retain an investment. The sale, executed at a capitalization rate of 3.8 percent, will generate net proceeds to the Company of approximately $45 million, after giving consideration to the retained investment and the in-place mortgage of $267.7 million, which is scheduled to mature in 2017. The sale is expected to be completed in the first quarter of 2016, subject to customary closing conditions.

In October, the Company announced an agreement to sell the recently-completed Pace University dormitory tower at 33 Beekman Street, which it owns in a joint venture, for a gross sale price of $196 million. The property was jointly developed by the Company and the Naftali Group. It houses 772 dormitory beds, and features a public plaza and ground-floor retail and amenity space used by the university. The project is the Company’s second successful dormitory development for Pace, following on the heels of a 609-bed dormitory and retail project at 180 Broadway, which was completed and delivered in early 2013. The sale of 33 Beekman, executed at a capitalization rate of 3.9 percent, will generate net proceeds to the Company of approximately $64 million. The sale is expected to be completed in the first half of 2016, subject to customary closing conditions.

8

FOURTH QUARTER 2015 HIGHLIGHTS Unaudited

Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.7 billion at December 31, 2015. During the fourth quarter, the Company originated new debt and preferred equity investments totaling $986.1 million, of which $338.1 million was retained and $296.4 million was funded, at a weighted average current yield of 10.3 percent. During the fourth quarter, the Company recorded $148.1 million of principal reductions from investments that were sold or repaid.

During the year ended December 31, 2015, the Company originated new debt and preferred equity investments totaling $1.6 billion, of which $856.4 million was retained and $680.7 million was funded, at a weighted average current yield of 10.0 percent. As of December 31, 2015, the debt and preferred equity investment portfolio had a weighted average maturity of 1.7 years, excluding any extension options, and had a weighted average yield during the fourth quarter of 10.3 percent.

Financing Activity
In December, the Company returned to the unsecured debt markets with an issuance of $100.0 million of 4.27% Senior Unsecured Notes, due December 17, 2025, in a private placement. The Senior Unsecured Notes were co-issued by SL Green Realty Corp., SL Green Operating Partnership, L.P. and Reckson Operating Partnership, L.P.

Dividends
During the fourth quarter of 2015, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•
$0.72 per share of common stock, consistent with the previous announcement of a dividend increase in December 2015. The dividend was paid on January 15, 2016 to shareholders of record on the close of business on January 4, 2016. The annual dividend of $2.88 per share represents a 20 percent increase over the prior year; and

•
$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period October 15, 2015 through and including January 14, 2016, which was paid on January 15, 2016 to shareholders of record on the close of business on January 4, 2016, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

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KEY FINANCIAL DATA (Unaudited, Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014

Earnings Per Share
Net income (loss) available to common stockholders - diluted	$0.96	$1.64	$(0.39)	$0.44	$0.59
Funds from operations available to common stockholders - diluted	$1.61	$1.65	$1.62	$1.50	$1.43
Reported funds available for distribution to common stockholders - diluted	$0.22	$1.04	$0.96	$1.04	$0.94
Recurring funds available for distribution to common stockholders - diluted	$1.12	$1.29	$1.30	$1.29	$1.11

Common Share Price & Dividends
Closing price at the end of the period	$112.98	$108.16	$109.89	$128.38	$119.02
Closing high price during period	$121.80	$116.97	$131.64	$134.00	$123.10
Closing low price during period	$108.56	$100.95	$109.89	$121.32	$101.23
Common dividend per share	$0.72	$0.60	$0.60	$0.60	$0.60

FFO payout ratio (trailing 12 months)	39.6%	38.7%	39.4%	37.8%	35.9%
Reported FAD payout ratio (trailing 12 months)	77.5%	60.2%	79.8%	73.0%	66.7%
Recurring FAD payout ratio (trailing 12 months)	50.5%	48.1%	51.6%	50.4%	48.1%

Common Shares & Units
Common shares outstanding	99,975	99,659	99,590	99,533	97,325
Units outstanding	3,746	3,875	3,907	3,913	3,973
Total common shares and units outstanding	103,721	103,534	103,497	103,446	101,298

Weighted average common shares and units outstanding - basic	103,587	103,522	103,487	102,366	100,561
Weighted average common shares and units outstanding - diluted	104,055	103,929	103,946	103,019	101,034

Market Capitalization
Market value of common equity	$11,718,399	$11,198,237	$11,373,285	$13,280,397	$12,056,488
Liquidation value of preferred equity/units	512,516	512,516	354,723	340,915	301,115
Consolidated debt	10,434,748	10,130,502	8,375,984	8,089,085	8,432,729
Consolidated market capitalization	$22,665,663	$21,841,255	$20,103,992	$21,710,397	$20,790,332
SLG portion of JV debt	1,718,031	1,683,320	1,695,340	1,693,466	1,601,340
Combined market capitalization	$24,383,694	$23,524,575	$21,799,332	$23,403,863	$22,391,672

Consolidated debt to market capitalization (1)	46.0%	46.4%	41.7%	37.3%	40.6%
Combined debt to market capitalization (1)	49.8%	50.2%	46.2%	41.8%	44.8%

Consolidated debt service coverage (trailing 12 months)	2.85x	2.78x	2.63x	2.60x	2.53x
Consolidated fixed charge coverage (trailing 12 months)	2.50x	2.45x	2.33x	2.30x	2.24x
Combined debt service coverage (trailing 12 months)	2.52x	2.47x	2.36x	2.31x	2.26x
Combined fixed charge coverage (trailing 12 months)	2.23x	2.20x	2.10x	2.07x	2.03x

(1) Includes the liquidation value of preferred equity/units.

Supplemental Information	10	Fourth Quarter 2015

KEY FINANCIAL DATA (Unaudited, Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014

Selected Balance Sheet Data
Real estate assets before depreciation	$16,681,602	$16,385,841	$14,079,832	$13,978,464	$14,536,503
Investments in unconsolidated joint ventures	$1,203,858	$1,239,008	$1,262,723	$1,244,185	$1,172,020
Debt and preferred equity investments	$1,670,020	$1,501,619	$1,685,234	$1,548,739	$1,408,804
Cash and cash equivalents	$255,399	$244,360	$215,896	$330,770	$281,409
Investment in marketable securities	$45,138	$46,432	$46,251	$47,716	$39,429

Total assets	$19,857,941	$19,490,569	$17,266,958	$17,080,732	$17,096,587

Fixed rate & hedged debt	$7,232,254	$7,137,994	$5,841,563	$6,016,084	$6,140,787
Variable rate debt (1)	3,173,494	2,992,508	2,364,421	2,073,000	2,038,000
Total consolidated debt	$10,405,748	$10,130,502	$8,205,984	$8,089,084	$8,178,787

Total liabilities	$11,431,902	$11,112,874	$9,186,434	$8,927,560	$9,096,732

Fixed rate & hedged debt - including SLG portion of JV debt	$8,275,130	$8,085,553	$6,798,495	$6,973,410	$6,898,199
Variable rate debt - including SLG portion of JV debt (1)	3,848,649	3,728,269	3,102,829	2,809,140	2,881,928
Total combined debt	$12,123,779	$11,813,822	$9,901,324	$9,782,550	$9,780,127

Selected Operating Data
Property operating revenues	$367,843	$366,719	$345,633	$344,298	$338,356
Property operating expenses	(144,077)	(147,909)	(134,486)	(140,688)	(137,452)
Property NOI	$223,766	$218,810	$211,147	$203,610	$200,904
NOI from discontinued operations	—	—	—	488	5,441
Total property NOI - consolidated	$223,766	$218,810	$211,147	$204,098	$206,345
SLG share of property NOI from JVs	39,879	38,804	38,640	35,054	34,757
Total property NOI - combined	$263,645	$257,614	$249,787	$239,152	$241,102
Investment income	44,540	49,328	45,191	42,069	41,048
Other income	13,007	16,019	18,250	9,932	7,223
Marketing general & administrative expenses	(22,734)	(23,475)	(23,200)	(25,464)	(22,710)
EBITDA - combined	$298,458	$299,486	$290,028	$265,689	$266,663

(1) Does not reflect $1.2 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	11	Fourth Quarter 2015

KEY FINANCIAL DATA (Unaudited, Dollars in Thousands Except Per Share)

Manhattan Properties
	As of or for the three months ended
	12/31/2015		9/30/2015	6/30/2015	3/31/2015	12/31/2014

Selected Operating Data
Property operating revenues	$338,254		$334,809	$314,960	$313,818	$307,542
Property operating expenses	124,302		127,382	115,174	120,411	118,046
Property NOI	$213,952		$207,427	$199,786	$193,407	$189,496
NOI from discontinued operations (1)	—		—	—	490	5,438
Total property NOI - consolidated	$213,952		$207,427	$199,786	$193,897	$194,934

Other income - consolidated	$3,088		$7,337	$13,230	$5,220	$1,551

SLG share of property NOI from unconsolidated JV	$36,171		$35,145	$34,150	$30,823	$31,039

Portfolio Statistics
Consolidated office buildings in service	27		26	24	23	23
Unconsolidated office buildings in service	5		6	7	7	7
	32		32	31	30	30

Consolidated office buildings in service - square footage	21,003,606		20,700,091	18,533,045	18,429,045	18,429,045
Unconsolidated office buildings in service - square footage	3,024,981		3,328,496	3,476,115	3,476,115	3,476,115
	24,028,587		24,028,587	22,009,160	21,905,160	21,905,160

Quarter end occupancy- same store - combined office (consolidated + JV)	96.1%	(2)	96.7%	96.6%	95.6%	94.7%

Office Leasing Statistics
Total office leases commenced	42		38	43	47	37

Commenced office square footage filling vacancy	91,396		56,387	269,446	113,796	72,334
Commenced office square footage on previously occupied space (M-T-M leasing) (3)	299,375		232,629	303,986	186,511	231,343
Total office square footage commenced	390,771		289,016	573,432	300,307	303,677

Average starting cash rent psf - office leases commenced	$65.48		$70.45	$61.66	$62.99	$59.49
Previously escalated cash rent psf - office leases commenced	$56.80		$55.57	$52.94	$57.67	$51.85
Increase in new cash rent over previously escalated cash rent (3)	15.3%		26.8%	16.5%	9.2%	14.7%
Average lease term	9.1		7.8	11.3	8.1	10.6
Tenant concession packages psf	$23.70		$39.44	$54.43	$45.05	$40.41
Free rent months	4.1		3.7	6.2	4.2	5.0

(1) Effective January 1, 2015, the Company adopted FASB ASU No. 2014-08. As a result, properties held for sale and property dispositions will no longer be included in discontinued operations.
(2) Manhattan same-store occupancy, inclusive of 218,128 square feet of leases signed but not yet commenced, is 97.1% as of December 31, 2015, as compared to 95.7% at December 31, 2014 and 97.3% at September 30, 2015.

(3) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	12	Fourth Quarter 2015

KEY FINANCIAL DATA (Unaudited, Dollars in Thousands Except Per Share)

Suburban Properties	As of or for the three months ended
	12/31/2015		9/30/2015	6/30/2015	3/31/2015	12/31/2014

Selected Operating Data
Property operating revenues	$29,897		$30,231	$29,355	$29,170	$29,969
Property operating expenses	16,247		16,221	16,045	16,797	15,341
Property NOI	$13,650		$14,010	$13,310	$12,373	$14,628
NOI from discontinued operations (1)	—		—	—	—	—
Total property NOI - consolidated	$13,650		$14,010	$13,310	$12,373	$14,628

Other income - consolidated	$80		$240	$395	$299	$299

SLG share of property NOI from unconsolidated JV	$409		$271	$1,301	$966	$1,119

Portfolio Statistics
Consolidated office buildings in service	26		28	28	27	27
Unconsolidated office buildings in service	3		3	5	4	4
	29		31	33	31	31

Consolidated office buildings in service - square footage	4,235,300		4,450,400	4,450,400	4,365,400	4,365,400
Unconsolidated office buildings in service - square footage	705,641		705,641	1,287,741	1,222,100	1,222,100
	4,940,941		5,156,041	5,738,141	5,587,500	5,587,500

Quarter end occupancy- same store - combined office (consolidated + JV)	80.6%	(2)	81.7%	81.9%	80.4%	80.1%

Office Leasing Statistics
Total office leases commenced	30		19	32	31	34

Commenced office square footage filling vacancy	43,516		59,812	111,895	39,609	138,822
Commenced office square footage on previously occupied space (M-T-M leasing) (3)	167,798		80,403	102,088	122,986	130,333
Total office square footage commenced	211,314		140,215	213,983	162,595	269,155

Average starting cash rent psf - office leases commenced	$32.16		$33.64	$36.28	$34.78	$32.74
Previously escalated cash rent psf - office leases commenced	$31.58		$35.48	$36.72	$34.99	$33.22
Increase/(decrease) in new cash rent over previously escalated cash rent (3)	1.8%		(5.2)%	(1.2)%	(0.6)%	(1.5)%
Average lease term	5.9		6.4	8.0	6.5	9.0
Tenant concession packages psf	$25.56		$30.19	$31.92	$14.30	$29.99
Free rent months	3.4		5.1	6.0	4.7	8.2

(1) Effective January 1, 2015, the Company adopted FASB ASU No. 2014-08. As a result, properties held for sale and property dispositions will no longer be included in discontinued operations.
(2) Suburban same-store occupancy, inclusive of 77,950 square feet of leases signed but not yet commenced, is 82.5% as of December 31, 2015, as compared to 82.0% at December 31, 2014 and 83.4% at September 30, 2015.

(3) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	13	Fourth Quarter 2015

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Assets
Commercial real estate properties, at cost:
Land & land interests	$4,779,159	$4,689,031	$3,756,488	$3,830,787	$3,844,518
Buildings & improvements fee interest	10,423,739	10,079,151	8,397,117	8,697,145	8,778,593
Buildings & improvements leasehold	1,431,259	1,425,299	1,424,822	1,423,087	1,418,585
Buildings & improvements under capital lease	47,445	47,445	27,445	27,445	27,445
	16,681,602	16,240,926	13,605,872	13,978,464	14,069,141
Less accumulated depreciation	(2,060,706)	(1,979,824)	(2,081,646)	(1,973,674)	(1,905,165)
Net real estate	14,620,896	14,261,102	11,524,226	12,004,790	12,163,976

Other real estate investments:
Investment in unconsolidated joint ventures	1,203,858	1,239,008	1,262,723	1,244,185	1,172,020
Debt and preferred equity investments, net	1,670,020	1,501,619	1,685,234	1,548,739	1,408,804

Assets held for sale	34,981	117,885	420,569	—	462,430
Cash and cash equivalents	255,399	244,360	215,896	330,770	281,409
Restricted cash	233,578	279,592	128,234	128,834	149,176
Investment in marketable securities	45,138	46,432	46,251	47,716	39,429
Tenant and other receivables, net of $17,618 reserve at 12/31/15	63,491	66,896	64,873	50,156	57,369
Related party receivables	10,650	11,089	11,395	12,088	11,735
Deferred rents receivable, net of reserve for
tenant credit loss of $21,730 at 12/31/15	498,776	467,627	433,999	408,229	374,944
Deferred costs, net	370,435	342,936	328,838	326,555	327,962
Other assets	850,719	912,023	1,144,720	978,670	647,333

Total Assets	$19,857,941	$19,490,569	$17,266,958	$17,080,732	$17,096,587

Supplemental Information	14	Fourth Quarter 2015

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Liabilities
Mortgages and other loans payable	$6,992,504	$6,865,383	$5,287,934	$5,359,043	$5,586,709
Term loan and senior unsecured notes	2,319,244	2,216,120	2,113,050	2,110,041	2,107,078
Revolving credit facility	994,000	949,000	705,000	520,000	385,000
Accrued interest and other liabilities	210,883	204,224	161,188	162,910	137,634
Accounts payable and accrued expenses	196,213	173,228	147,028	151,427	173,246
Deferred revenue	399,102	428,334	337,571	369,626	187,148
Capitalized lease obligations	41,360	41,171	21,013	20,917	20,822
Deferred land lease payable	1,783	1,557	1,387	1,301	1,215
Dividends and distributions payable	79,790	67,109	66,026	65,868	64,393
Security deposits	68,023	66,654	67,985	66,427	66,614
Liabilities related to assets held for sale	29,000	94	178,252	—	266,873
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	11,431,902	11,112,874	9,186,434	8,927,560	9,096,732

Noncontrolling interest in operating partnership
(3,746 units outstanding) at 12/31/15	424,206	423,421	431,418	498,881	469,524

Preferred Units	282,516	282,516	124,723	110,915	71,115

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized,
100,063 issued and outstanding at 12/31/15	1,001	998	996	995	974
Additional paid–in capital	5,439,735	5,416,321	5,393,086	5,394,750	5,113,759
Treasury stock (87 shares) at 12/31/15	(10,000)	(10,000)	—	—	—
Accumulated other comprehensive loss	(8,749)	(15,821)	(10,906)	(11,810)	(6,980)
Retained earnings	1,643,546	1,624,890	1,510,401	1,543,068	1,607,689
Total SL Green Realty Corp. stockholders' equity	7,287,465	7,238,320	7,115,509	7,148,935	6,937,374

Noncontrolling interest in other partnerships	431,852	433,438	408,874	394,441	521,842

Total equity	7,719,317	7,671,758	7,524,383	7,543,376	7,459,216

Total Liabilities and Equity	$19,857,941	$19,490,569	$17,266,958	$17,080,732	$17,096,587

Supplemental Information	15	Fourth Quarter 2015

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2015	2014	2015	2015	2014
Revenues
Rental revenue, net	$319,961	$294,189	$318,465	$1,245,981	$1,121,066
Escalation and reimbursement revenues	47,882	44,167	48,254	178,512	164,376
Investment income	44,540	41,048	49,328	181,128	178,815
Other income	13,007	7,223	16,019	57,208	55,721
Total Revenues, net	425,390	386,627	432,066	1,662,829	1,519,978

Equity in net income from unconsolidated joint ventures	2,377	5,756	3,627	13,028	26,537
Loss on early extinguishment of debt	—	(6,865)	—	(49)	(32,365)

Expenses
Operating expenses	76,085	71,165	78,648	301,624	282,283
Ground rent	8,308	8,146	8,252	32,834	32,307
Real estate taxes	59,684	58,141	61,009	232,702	217,843
Transaction related costs	1,391	2,153	5,829	11,430	8,707
Marketing, general and administrative	22,734	22,710	23,475	94,873	92,488
Total Operating Expenses	168,202	162,315	177,213	673,463	633,628

Operating Income	259,565	223,203	258,480	1,002,345	880,522

Interest expense, net of interest income	88,176	80,976	84,141	323,870	317,400
Amortization of deferred financing costs	7,621	6,640	7,160	27,348	22,377
Depreciation and amortization	106,800	97,273	146,185	560,887	371,610
Gain on equity investment in marketable securities	—	(3,895)	—	—	(3,895)

Income from Continuing Operations	56,968	42,209	20,994	90,240	173,030

Income from discontinued operations (1)	—	3,626	—	427	19,075
Gain on sale of real estate and discontinued operations (1)	17,409	18,817	159,704	190,096	163,059
Equity in net gain (loss) on sale of joint venture interest / real estate	(206)	673	15,281	15,844	123,253
Purchase price fair value adjustment	40,078	—	—	40,078	67,446
Depreciable real estate reserves	—	—	(19,226)	(19,226)	—
Net Income	114,249	65,325	176,753	317,459	545,863

Net income attributable to noncontrolling interests	(6,557)	(4,002)	(7,132)	(26,408)	(25,057)
Dividends on preferred units	(2,651)	(800)	(2,225)	(6,967)	(2,750)

Net Income Attributable to SL Green Realty Corp	105,041	60,523	167,396	284,084	518,056

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,738)	(14,952)	(14,952)

Net Income Attributable to Common Stockholders	$101,303	$56,785	$163,658	$269,132	$503,104

Earnings per Share
Net income per share (basic)	$1.02	$0.59	$1.64	$2.71	$5.25
Net income per share (diluted)	$1.01	$0.59	$1.64	$2.70	$5.23

(1) Effective January 1, 2015, the Company adopted FASB ASU No. 2014-08. As a result, properties held for sale and property dispositions will no longer be included in discontinued operations.

Supplemental Information	16	Fourth Quarter 2015

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2015	2014	2015	2015	2014
Funds from Operations
Net Income Attributable to Common Stockholders	$101,303	$56,785	$163,658	$269,132	$503,104

Depreciation and amortization	106,800	97,273	146,185	560,887	371,610
Discontinued operations depreciation adjustments	—	147	—	—	5,581
Joint ventures depreciation and noncontrolling interests adjustments	10,373	6,508	10,796	34,226	33,487
Net income attributable to noncontrolling interests	6,557	4,002	7,132	26,408	25,057
Gain on sale of real estate and discontinued operations	(17,409)	(18,817)	(159,704)	(190,096)	(163,059)
Equity in net loss (gain) on sale of joint venture property / real estate	206	(673)	(15,281)	(15,844)	(123,253)
Purchase price fair value adjustment	(40,078)	—	—	(40,078)	(67,446)
Depreciable real estate reserves	—	—	19,226	19,226	—
Non-real estate depreciation and amortization	(511)	(525)	(500)	(2,036)	(2,045)
Funds From Operations	$167,241	$144,700	$171,512	$661,825	$583,036

Funds From Operations - Basic per Share	$1.61	$1.44	$1.66	$6.41	$5.87

Funds From Operations - Diluted per Share	$1.61	$1.43	$1.65	$6.38	$5.85

Funds Available for Distribution
FFO	$167,241	$144,700	$171,512	$661,825	$583,036

Non real estate depreciation and amortization	511	525	500	2,036	2,045
Amortization of deferred financing costs	7,621	6,640	7,160	27,348	22,377
Non-cash deferred compensation	18,387	24,793	8,894	56,859	63,370
FAD adjustment for Joint Ventures	(10,573)	(8,103)	(6,421)	(28,041)	(34,354)
FAD adjustment for discontinued operations	—	(1,545)	—	5	(8,700)
Straight-line rental income and other non cash adjustments	(38,702)	(11,823)	(42,128)	(160,848)	(57,191)
Second cycle tenant improvements	(87,992)	(31,014)	(11,340)	(135,007)	(174,798)
Second cycle leasing commissions	(5,573)	(4,433)	(5,636)	(27,718)	(20,322)
Revenue enhancing recurring CAPEX	(1,785)	(2,458)	(1,362)	(4,784)	(13,098)
Non-revenue enhancing recurring CAPEX	(25,991)	(22,030)	(12,904)	(52,873)	(48,412)

Reported Funds Available for Distribution	$23,144	$95,252	$108,275	$338,802	$313,953
Diluted per Share	$0.22	$0.94	$1.04	$3.27	$3.15

1515 Broadway - Viacom capital contribution	$7,463	$16,687	$5,048	$27,041	$44,773
388-390 Greenwich - Citi capital contribution	$65,867	$—	$—	$71,409	$76,523
388-390 Greenwich - free rent	$20,459	$—	$20,459	$81,836	$—

Recurring Funds Available for Distribution	$116,933	$111,939	$133,782	$519,088	$435,249
Diluted per Share	$1.12	$1.11	$1.29	$5.00	$4.37

First cycle tenant improvements	$27,064	$8,549	$33,288	$70,688	$25,672
First cycle leasing commissions	$3,369	$23,913	$2,487	$10,006	$26,495
Redevelopment costs	$53,962	$21,370	$20,497	$99,432	$60,026
Capitalized interest	$7,612	$6,698	$7,529	$31,108	$25,387

Supplemental Information	17	Fourth Quarter 2015

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2014	$221,932	$974	$5,113,759	$—	$1,607,689	$521,842	$(6,980)	$7,459,216

Net Income attributable to SL Green					284,082	15,844		299,926
Acquisition of subsidiary interest from noncontrolling interest			(9,566)			(11,084)		(20,650)
Preferred dividends					(14,950)			(14,950)
Cash distributions declared ($2.52 per common share)					(250,963)			(250,963)
Cash distributions to noncontrolling interests						(119,784)		(119,784)
Other comprehensive income - unrealized loss on derivative instruments							(665)	(665)
Other comprehensive income - SLG's share of joint venture net
unrealized loss on derivative instruments							(494)	(494)
Other comprehensive income - unrealized loss on marketable securities							(610)	(610)
Proceeds from stock options exercised		2	16,360					16,362
DRSPP proceeds		8	99,547					99,555
Conversion of units of the Operating Partnership to common stock		5	55,692					55,697
Contributions to consolidated joint venture						35,178		35,178
Reallocation of noncontrolling interests in the Operating Partnership					20,915			20,915
Reallocation of capital account relating to sale						(10,144)		(10,144)
Issuance of common stock		10	136,979	(10,000)				126,989
Deferred compensation plan and stock awards, net		2	243		(3,227)			(2,982)
Amortization of deferred compensation plan			26,721					26,721
Balance at December 31, 2015	$221,932	$1,001	$5,439,735	$(10,000)	$1,643,546	$431,852	$(8,749)	$7,719,317

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2014	97,325,200	3,973,016	—	101,298,216	—	101,298,216

YTD share activity	2,650,038	(227,250)	—	2,422,788		2,422,788
Share Count at December 30, 2015 - Basic	99,975,238	3,745,766	—	103,721,004	—	103,721,004

Weighting factor	(630,735)	154,081	490,025	13,371		13,371
Weighted Average Share Count at December 30, 2015 - Diluted	99,344,503	3,899,847	490,025	103,734,375	—	103,734,375

Supplemental Information	18	Fourth Quarter 2015

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	December 31, 2015		September 30, 2015		December 31, 2014

	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Land and land interests	$1,609,720	$716,021	$1,718,817	$733,819	$1,511,239	$720,231
Buildings and improvements	5,044,397	2,042,794	5,096,509	1,992,714	4,093,817	1,884,057
Building leasehold	32,726	16,363	31,084	15,542	18,171	9,086
Buildings & improvements under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	6,876,401	2,869,957	7,035,968	2,836,854	5,812,785	2,708,153
Less accumulated depreciation	(753,933)	(307,639)	(753,701)	(286,091)	(537,153)	(243,535)
Net real estate	6,122,468	2,562,318	6,282,267	2,550,763	5,275,632	2,464,618

Cash and cash equivalents	164,973	59,701	154,203	57,668	116,869	51,498
Restricted cash	93,591	28,748	106,423	37,044	91,917	37,110
Debt and preferred equity investments, net	145,878	145,878	145,762	145,762	145,875	145,875
Tenant and other receivables, net of $2,327 reserve at 12/31/15	30,059	13,033	29,596	13,657	39,537	16,607
Deferred rents receivable, net of reserve for tenant credit loss of $2,764 at 12/31/15	178,743	79,985	171,395	71,207	130,833	54,057
Deferred costs, net	151,292	63,015	163,786	66,846	144,280	61,462
Other assets	139,747	63,242	135,790	59,791	141,256	65,726

Total Assets	$7,026,751	$3,015,920	$7,189,222	$3,002,738	$6,086,199	$2,896,953

Mortgage loans payable	$4,309,113	$1,718,031	4,413,802	1,683,320	$3,778,704	$1,601,340
Accrued interest and other liabilities	15,242	8,605	17,337	7,402	13,313	6,174
Accounts payable and accrued expenses	87,736	38,911	84,239	34,367	80,206	36,584
Deferred revenue	209,095	94,110	190,136	93,022	195,819	95,816
Capitalized lease obligations	183,189	91,594	182,509	91,255	180,551	90,276
Security deposits	27,898	8,957	27,416	9,089	15,683	7,520
Equity	2,194,478	1,055,712	2,273,783	1,084,283	1,821,923	1,059,243

Total Liabilities and Equity	$7,026,751	$3,015,920	$7,189,222	$3,002,738	$6,086,199	$2,896,953

Supplemental Information	19	Fourth Quarter 2015

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended December 31, 2015		Three Months Ended September 30, 2015		Three Months Ended December 31, 2014

	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$133,959	$51,281	$130,067	$48,506	$97,416	$41,742
Escalation and reimbursement revenues	9,470	4,240	10,260	4,542	8,336	3,669
Other income	10,327	6,391	10,311	6,497	9,916	6,251
Total Revenues, net	$153,756	$61,912	$150,638	$59,545	$115,668	$51,662

Expenses
Operating expenses	$27,135	$10,643	$27,647	$9,998	$18,861	$8,555
Ground rent	4,242	2,121	4,677	2,339	2,603	1,302
Real estate taxes	24,529	9,269	23,494	8,404	16,008	7,048
Total Operating Expenses	$55,906	$22,033	$55,818	$20,741	$37,472	$16,905

NOI	$97,850	$39,879	$94,820	$38,804	$78,196	$34,757
Cash NOI	$81,337	$32,360	$81,675	$32,393	$72,629	$30,286

Transaction related costs, net of recoveries	$—	$—	$604	$27	$(30)	$(29)
Interest expense, net of interest income	51,974	18,710	51,430	17,794	40,794	14,000
Amortization of deferred financing costs	3,766	1,689	3,473	1,416	2,899	1,310
Depreciation and amortization	40,001	16,552	38,144	15,480	30,007	12,985
Loss on early extinguishment of debt	8	2	248	88	—	—

Net Income	$2,101	$2,926	$921	$3,999	$4,526	$6,491

Real estate depreciation	39,939	16,550	38,073	15,474	29,991	12,977
FFO Contribution	$42,040	$19,476	$38,994	$19,473	$34,517	$19,468

FAD Adjustments:
Non real estate depreciation and amortization	$3,829	$1,691	$3,544	$1,423	$2,915	$1,320
Straight-line rental income and other non-cash adjustments	(14,307)	(6,520)	(11,113)	(5,454)	(8,435)	(3,904)
Second cycle tenant improvement	(6,190)	(3,499)	(4,035)	(1,393)	(8,008)	(3,688)
Second cycle leasing commissions	(1,897)	(1,158)	(730)	(260)	(241)	(23)
Recurring CAPEX	(2,183)	(1,087)	(1,391)	(738)	(3,699)	(1,808)
FAD Adjustment	$(20,748)	$(10,573)	$(13,725)	$(6,422)	$(17,468)	$(8,103)

First cycle tenant improvement	$10,460	$5,014	$14,282	$4,750	$9,499	$4,798
First cycle leasing commissions	$(1,264)	$(1,744)	$4,880	$2,250	$2,685	$1,339
Redevelopment costs	$28,236	$11,776	$25,955	$10,981	$46,238	$23,427
Capitalized interest	$5,831	$3,055	$9,724	$4,901	$12,024	$5,821

Supplemental Information	20	Fourth Quarter 2015

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Twelve Months Ended December 31, 2015		Twelve Months Ended December 31, 2014

	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$498,475	$189,884	$448,477	$191,070
Escalation and reimbursement revenues	37,317	16,319	34,890	15,337
Other income	41,053	25,698	38,765	22,657
Total Revenues, net	$576,845	$231,901	$522,132	$229,064

Expenses
Operating expenses	$106,613	$39,550	$82,436	$37,283
Ground rent	14,083	7,042	9,898	4,909
Real estate taxes	89,734	32,932	64,217	28,055
Total Operating Expenses	$210,430	$79,524	$156,551	$70,247

NOI	$366,415	$152,377	$365,581	$158,817
Cash NOI	$237,302	$128,336	$328,849	$141,061

Transaction related costs, net of recoveries	$615	$37	$535	$372
Interest expense, net of interest income	199,126	70,018	178,743	61,556
Amortization of deferred financing costs	13,394	5,770	12,395	6,008
Depreciation and amortization	149,023	61,386	137,793	59,414
Loss on early extinguishment of debt	1,089	497	6,743	3,382

Net Income	$3,168	$14,669	$29,372	$28,085

Real estate depreciation	148,762	61,359	137,724	59,379
FFO Contribution	$151,930	$76,028	$167,096	$87,464

FAD Adjustments:
Non real estate depreciation and amortization	$13,656	$5,799	$11,375	$5,003
Straight-line rental income and other non-cash adjustments	(42,711)	(20,475)	(41,008)	(17,865)
Second cycle tenant improvement	(16,079)	(7,480)	(21,668)	(10,215)
Second cycle leasing commissions	(6,108)	(3,098)	(16,280)	(7,876)
Recurring CAPEX	(5,391)	(2,788)	(7,081)	(3,401)
FAD Adjustment	$(56,633)	$(28,041)	$(74,662)	$(34,354)

First cycle tenant improvement	$36,863	$15,597	$28,163	$9,576
First cycle leasing commissions	$24,481	$10,585	$13,185	$6,117
Redevelopment costs	$112,014	$49,838	$169,787	$84,295
Capitalized interest	$36,290	$18,209	$45,626	$22,509

Supplemental Information	21	Fourth Quarter 2015

SELECTED FINANCIAL DATA Property NOI and Components of Consolidated Debt Service and Fixed Charge Coverage Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2015	2014	2015	2015	2014
Property NOI

Property NOI (1)	$223,766	$200,904	$218,810	$857,333	$753,009
NOI from discontinued operations (2)	—	5,441	—	488	37,790
Total property NOI - consolidated	223,766	206,345	218,810	857,821	790,799
SLG share of property NOI from unconsolidated JVs	39,879	34,757	38,804	152,377	158,817
Combined NOI	$263,645	$241,102	$257,614	$1,010,198	$949,616
Partners' share of property NOI - consolidated JVs	(9,349)	(10,442)	(7,984)	(35,336)	(41,930)
NOI - SLG share	$254,296	$230,660	$249,630	$974,862	$907,686

NOI	$263,645	$241,102	$257,614	$1,010,198	$949,616
Free rent (net of amortization)	(22,580)	(1,613)	(24,266)	(94,386)	(10,152)
Net FAS 141 adjustment	(6,608)	(5,345)	(10,752)	(40,806)	(21,368)
Straightline revenue adjustment	(21,536)	(15,381)	(14,830)	(62,262)	(64,851)
Allowance for S/L tenant credit loss	316	525	(1,732)	(2,399)	(1,731)
Ground lease straight-line adjustment	947	705	913	3,270	4,719
Combined Cash NOI	$214,184	$219,993	$206,947	$813,615	$856,233
Partners' share of property NOI - consolidated JVs	(7,444)	(8,122)	(6,616)	(27,388)	(34,115)
Cash NOI - SLG share	$206,740	$211,871	$200,331	$786,227	$822,118

Components of Consolidated Debt Service and Fixed Charges - Cash Basis

Interest expense	$93,288	$87,768	$89,217	$345,565	$348,543
Principal amortization payments	7,866	11,185	7,638	30,700	43,914
Total Consolidated Debt Service	$101,154	$98,953	$96,855	$376,265	$392,457

Payments under ground lease arrangements	$7,760	$7,652	$7,674	$30,720	$32,154
Dividends on preferred units	2,651	800	2,225	6,967	2,750
Dividends on perpetual preferred shares	3,738	3,738	3,738	14,952	14,952
Total Consolidated Fixed Charges	$115,303	$111,143	$110,492	$428,904	$442,313

(1) Excludes lease termination income.
(2) Effective January 1, 2015, the Company adopted FASB ASU No. 2014-08. As a result, properties held for sale and property dispositions will no longer be included in discontinued operations.

Supplemental Information	22	Fourth Quarter 2015

SELECTED FINANCIAL DATA 2015 Same Store - Consolidated Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2015	2014	%	2015	2015	2014	%
Revenues
	Rental revenue, net	$254,710	$249,599	2.0%	$256,953	$1,019,932	$986,081	3.4%
	Escalation & reimbursement revenues	42,343	41,418	2.2%	44,868	165,688	154,464	7.3%
	Other income	2,914	1,463	99.2%	4,818	22,828	4,833	372.3%
	Total Revenues	$299,967	$292,480	2.6%	$306,639	$1,208,448	$1,145,378	5.5%
Expenses
	Operating expenses	$63,898	$63,277	1.0%	$69,114	$265,203	$251,880	5.3%
	Ground rent	8,258	8,283	(0.3)%	8,283	33,108	33,133	(0.1)%
	Real estate taxes	56,058	54,951	2.0%	57,085	219,699	203,960	7.7%
	Transaction related costs, net of recoveries	—	136	(100.0)%	—	191	914	79.1%
		$128,214	$126,647	1.2%	$134,482	$518,201	$489,887	5.8%

	Operating Income	$171,753	$165,833	3.6%	$172,157	$690,247	$655,491	5.3%

	Interest expense & amortization of financing costs	$45,263	$48,914	(7.5)%	$45,357	$181,956	$202,987	(10.4)%
	Depreciation & amortization	78,083	77,698	0.5%	76,507	310,361	313,074	(0.9)%

	Income before noncontrolling interest	$48,407	$39,221	23.4%	$50,293	$197,930	$139,430	42.0%
Plus:	Real estate depreciation & amortization	78,032	77,646	0.5%	76,455	310,153	312,852	(0.9)%

	FFO Contribution	$126,439	$116,867	8.2%	$126,748	$508,083	$452,282	12.3%

Less:	Non–building revenue	205	424	(51.7)%	324	1,297	1,078	20.3%

Plus:	Transaction related costs, net of recoveries	—	136	(100.0)%	—	191	914	(79.1)%
	Interest expense & amortization of financing costs	45,263	48,914	(7.5)%	45,357	181,956	202,987	(10.4)%
	Non-real estate depreciation	51	52	0.0%	52	208	222	(6.3)%
	NOI	$171,548	$165,545	3.6%	$171,833	$689,141	$655,327	5.2%

Cash Adjustments
Less:	Free rent (net of amortization)	(855)	1,478	(157.8)%	1,789	6,474	7,151	(9.5)%
	Straightline revenue & other adjustments	9,806	9,455	3.7%	11,133	50,069	38,724	29.3%
	Rental income - FAS 141	3,048	3,115	(2.2)%	2,353	12,296	16,377	(24.9)%
Plus:	Ground lease straight-line adjustment	393	400	(1.8)%	400	1,595	1,602	(0.4)%
	Allowance for S/L tenant credit loss	313	626	(50.0)%	229	(1,072)	(335)	220.0%
	Cash NOI	$160,255	$152,523	5.1%	$157,187	$620,825	$594,342	4.5%

Operating Margins
	NOI to real estate revenue, net	57.2%	56.6%		56.1%	57.1%	57.3%
	Cash NOI to real estate revenue, net	53.4%	52.1%		51.3%	51.5%	52.0%

	NOI before ground rent/real estate revenue, net	59.9%	59.4%		58.8%	59.9%	60.2%
	Cash NOI before ground rent/real estate revenue, net	56.0%	54.8%		53.8%	54.1%	54.7%

Supplemental Information	23	Fourth Quarter 2015

SELECTED FINANCIAL DATA 2015 Same Store - Joint Venture Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2015	2014	%	2015	2015	2014	%
Revenues
	Rental revenue, net	$27,041	$26,638	1.5%	$27,150	$107,124	$103,840	3.2%
	Escalation & reimbursement revenues	2,410	2,031	18.7%	2,680	9,331	7,575	23.2%
	Other income	204	185	10.3%	208	821	750	9.5%
	Total Revenues	$29,655	$28,854	2.8%	$30,038	$117,276	$112,165	4.6%
Expenses
	Operating expenses	$4,763	$4,516	5.5%	$4,814	$18,934	$18,095	4.6%
	Real estate taxes	4,202	4,140	1.5%	4,305	16,690	15,080	10.7%
		$8,965	$8,656	3.6%	$9,119	$35,624	$33,175	7.4%

	Operating Income	$20,690	$20,198	2.4%	$20,919	$81,652	$78,990	3.4%

	Interest expense & amortization of financing costs	$8,054	$6,933	16.2%	$8,004	$31,313	$26,761	17.0%
	Depreciation & amortization	8,919	8,715	2.3%	8,754	35,028	33,514	4.5%

	Income before noncontrolling interest	$3,717	$4,550	(18.3)%	$4,161	$15,311	$18,715	(18.2)%
Plus:	Real estate depreciation & amortization	8,919	8,715	2.3%	8,754	35,027	33,513	4.5%

	FFO Contribution	$12,636	$13,265	(4.7)%	$12,915	$50,338	$52,228	(3.6)%

Less:	Non–building revenue	38	27	40.7%	42	169	139	21.6%

Plus:	Interest expense & amortization of financing costs	8,054	6,933	16.2%	8,004	31,313	26,761	17.0%
	Non-real estate depreciation	—	—	0.0%	—	1	1	0.0%
	NOI	$20,652	$20,171	2.4%	$20,877	$81,483	$78,851	3.3%

Cash Adjustments
Less:	Free rent (net of amortization)	412	527	(21.8)%	405	1,968	2,860	(31.2)%
	Straightline revenue adjustment	906	1,046	(13.4)%	916	3,744	4,678	(20.0)%
	Rental income - FAS 141	383	369	3.8%	388	1,512	1,607	(5.9)%
Plus:	Allowance for S/L tenant credit loss	—	—	0.0%	—	(117)	67	(274.6)%
	Cash NOI	$18,951	$18,229	4.0%	$19,168	$74,142	$69,773	6.3%

Operating Margins
	NOI to real estate revenue, net	69.7%	70.0%		69.6%	69.6%	70.3%
	Cash NOI to real estate revenue, net	64.0%	63.2%		63.9%	63.4%	62.2%

	NOI before ground rent/real estate revenue, net	69.7%	70.0%		69.6%	69.6%	70.3%
	Cash NOI before ground rent/real estate revenue, net	64.0%	63.2%		63.9%	63.4%	62.2%

Supplemental Information	24	Fourth Quarter 2015

SELECTED FINANCIAL DATA 2015 Same Store - Combined Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2015	2014	%	2015	2015	2014	%
Revenues
	Rental revenue, net	$281,751	$276,237	2.0%	$284,103	$1,127,056	$1,089,921	3.4%
	Escalation & reimbursement revenues	44,753	43,449	3.0%	47,548	175,019	162,039	8.0%
	Other income	3,118	1,648	89.2%	5,026	23,649	5,583	323.6%
	Total Revenues	$329,622	$321,334	2.6%	$336,677	$1,325,724	$1,257,543	5.4%
Expenses
	Operating expenses	$68,661	$67,793	1.3%	$73,928	$284,137	$269,975	5.2%
	Ground rent	8,258	8,283	(0.3)%	8,283	33,108	33,133	(0.1)%
	Real estate taxes	60,260	59,091	2.0%	61,390	236,389	219,040	7.9%
	Transaction related costs	—	136	(100.0)%	—	191	914	(79.1)%
		$137,179	$135,303	1.4%	$143,601	$553,825	$523,062	5.9%

	Operating Income	$192,443	$186,031	3.4%	$193,076	$771,899	$734,481	5.1%

	Interest expense & amortization of financing costs	$53,317	$55,847	(4.5)%	$53,361	$213,269	$229,748	(7.2)%
	Depreciation & amortization	87,002	86,413	0.7%	85,261	345,389	346,588	(0.3)%

	Income before noncontrolling interest	$52,124	$43,771	19.1%	$54,454	$213,241	$158,145	34.8%
Plus:	Real estate depreciation & amortization	86,951	86,361	0.7%	85,209	345,180	346,365	(0.3)%

	FFO Contribution	$139,075	$130,132	6.9%	$139,663	$558,421	$504,510	10.7%

Less:	Non–building revenue	243	451	(46.1)%	366	1,466	1,217	20.5%

Plus:	Transaction related costs	—	136	(100.0)%	—	191	914	(79.1)%
	Interest expense & amortization of financing costs	53,317	55,847	(4.5)%	53,361	213,269	229,748	(7.2)%
	Non-real estate depreciation	51	52	(1.9)%	52	209	223	(6.3)%
	NOI	$192,200	$185,716	3.5%	$192,710	$770,624	$734,178	5.0%

Cash Adjustments
Less:	Free rent (net of amortization)	(443)	2,005	(122.1)%	2,194	8,442	10,011	(15.7)%
	Straightline revenue adjustment	10,712	10,501	2.0%	12,049	53,813	43,402	24.0%
	Rental income - FAS 141	3,431	3,484	(1.5)%	2,741	13,808	17,984	(23.2)%
Plus:	Ground lease straight-line adjustment	393	400	(1.8)%	400	1,595	1,602	(0.4)%
	Allowance for S/L tenant credit loss	313	626	(50.0)%	229	(1,189)	(268)	343.7%
	Cash NOI	$179,206	$170,752	5.0%	$176,355	$694,967	$664,115	4.6%

Operating Margins
	NOI to real estate revenue, net	58.3%	57.8%		57.3%	58.2%	58.5%
	Cash NOI to real estate revenue, net	54.4%	53.1%		52.4%	52.5%	52.9%

	NOI before ground rent/real estate revenue, net	60.8%	60.3%		59.7%	60.7%	61.1%
	Cash NOI before ground rent/real estate revenue, net	56.7%	55.6%		54.7%	54.9%	55.4%

Supplemental Information	25	Fourth Quarter 2015

DEBT SUMMARY SCHEDULE - Consolidated Unaudited (Dollars in Thousands)

		Principal				2016			Principal		As-Of
	Ownership	Outstanding				Principal	Maturity		Due at		Right	Earliest
Fixed rate debt	Interest (%)	12/31/2015		Coupon	(2)	Amortization	Date		Maturity		Extension	Prepayment
Secured fixed rate debt
500 West Putnam Avenue	100.0	$22,376	(3)	5.52%		$—	Jan-16		$22,376		—	Open
1-6 Landmark Square	100.0	79,562		4.00%		1,626	Dec-16		77,936		—	Open
485 Lexington Avenue	100.0	450,000		5.61%		—	Feb-17		450,000		—	Open
762 Madison Avenue (swapped)	90.0	7,872		3.86%		178	Feb-17		7,679		—	Open
885 Third Avenue	100.0	267,650		6.26%		—	Jul-17		267,650		—	Open
388-390 Greenwich Street (swapped)	100.0	1,004,000		3.25%		—	Jun-18	(4)	1,004,000		Jun-21	Open
1 Madison Avenue	100.0	542,817		5.91%		25,010	May-20		404,531		—	Open
100 Church Street	100.0	225,099		4.68%		3,653	Jul-22		197,784		—	Open
919 Third Avenue	51.0	500,000		5.12%			Jun-23		441,594		—	Open
400 East 57th Street	90.0	67,644		4.13%		1,194	Feb-24		48,588		—	Open
400 East 58th Street	90.0	28,990		4.13%		512	Feb-24		20,823		—	Open
420 Lexington Avenue	100.0	300,000		3.99%		—	Oct-24		272,749		—	Jul-24
1515 Broadway	100.0	900,000		3.93%		11,469	Mar-25		737,436		—	Open
11 Madison Avenue	100.0	1,400,000		3.84%		—	Sep-25		1,400,000		—	Mar-25
		$5,796,010		4.36%		$43,642			$5,353,146
Unsecured fixed rate debt
Unsecured notes		$255,296		6.00%		$—	Mar-16		$255,308		—	Open
Convertible notes		321,130		3.00%		—	Oct-17		345,000		—	Open
1745 Broadway	56.88	16,000		4.81%		—	Jun-18		16,000		—	Open
Unsecured notes		249,810		5.00%		—	Aug-18		250,000		—	Open
Term loan (swapped)		30,000		3.70%		—	Jun-19	(5)	30,000		—	Open
Unsecured notes		250,000		7.75%		—	Mar-20		250,000		—	Open
Unsecured notes		200,000		4.50%		—	Dec-22		200,000		—	Open
Unsecured notes		100,000		4.27%		—	Dec-25		100,000		—	Open
Convertible notes		10,008		3.00%		—	Mar-27	(6)	10,008		—	Mar-17
Series J Preferred Units		4,000		3.75%		—	Apr-51		4,000		—	Open
		$1,436,244		5.04%		$—			$1,460,316

Total Fixed Rate Debt/Wtd Avg		$7,232,254		4.49%		$43,642			$6,813,462
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 315 bps)		$253,424		3.36%		$—	Jun-16		$253,424		—	Open
FHLB Facility (Various)		45,750	(7)	Various	(7)	—	Various	(7)	45,750	(7)	—	Open
600 Lexington (LIBOR + 200 bps)	100.0	112,795		2.31%		3,810	Oct-17		106,219		—	Open
187 Broadway & 5-7 Dey Street (LIBOR + 262.5 bps)	100.0	40,000		2.85%		—	Oct-17		40,000		—	Open
388-390 Greenwich Street (LIBOR + 175 bps)	100.0	446,000		1.97%		—	Jun-18		446,000		Jun-21	Open
1080 Amsterdam (LIBOR + 375 bps)	92.5	3,525		4.04%		—	Nov-18		3,525		—	Open
220 East 42nd St. (LIBOR + 160 bps)	100.0	275,000		1.83%		—	Oct-20		275,000		—	Open
		$1,176,494		2.25%		$3,810			$1,169,918
Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)		$994,000		1.47%		$—	Mar-19		$994,000		Mar-20	Open
Term loan (LIBOR + 140 bps)		903,000		1.62%		—	Jun-19		903,000		—	Open
Junior subordinated deferrable interest debentures (LIBOR + 1.25 bps)		100,000		1.45%		—	Jul-35		100,000		—	Open
		$1,997,000		1.53%		$—			$1,997,000

Total Floating Rate Debt/Wtd Avg		$3,173,494		1.80%		$3,810			$3,166,918

Total Debt/Wtd Avg - Consolidated		$10,405,748		3.67%		$51,018			$9,980,380

Total Debt/Wtd Avg - Joint Venture		$1,718,031		4.37%

Total Debt including SLG's share of JV Debt/Wtd Avg		$12,123,779		3.76%

Weighted Average Balance & Interest Rate for the quarter, including SLG's share of JV Debt		$12,148,138		3.71%

(1) Excludes the mortgage related to 248-252 Bedford Avenue, which is currently held for sale.
(2) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(3) Mortgage balance paid in January 2016.
(4) The interest rate swaps mature in December 2017.
(5) The interest rate swap mature in June 2016.
(6) Notes can be put to the Company, at the option of the holder, on March 30, 2017.
(7) The FHLB Facility is comprised of four distinct advances each with their own terms.

Supplemental Information	26	Fourth Quarter 2015

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

		Principal Outstanding				2016			Principal	As-Of
		12/31/2015				Principal	Maturity		Due at	Right	Earliest
	Ownership	Gross Principal	SLG Share	Coupon	(1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt	Interest (%)
7 Renaissance	50.0	$2,927	$1,464	10.00%		$—	Dec-16		$1,300	—	Open
11 West 34th Street (swapped)	30.0	23,000	6,900	4.82%		—	Jan-16		6,900	—	Open
280 Park Avenue	50.0	692,963	346,482	6.57%		1,583	Jun-16		344,899	—	Open
1745 Broadway	56.88	340,000	193,358	5.68%		—	Jan-17		193,358	—	Open
Jericho Plaza	77.78	163,750 (2)	127,362	5.65%		—	May-17		127,362	—	Open
800 Third Avenue (swapped)	60.5	20,910	12,655	6.00%		—	Aug-17		12,655	—	Open
521 Fifth Avenue (swapped)	50.5	170,000	85,850	3.72%		—	Nov-19		85,850	—	Open
717 Fifth Avenue (mortgage)	10.92	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
21 East 66th Street	32.28	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
717 Fifth Avenue (mezzanine)	10.92	325,704	35,554	9.00%		—	Jul-24		50,965	—	Open
3 Columbus Circle	48.9	350,000	171,150	3.61%		—	Mar-25		171,150	—	Open
Stonehenge Portfolio	Various	430,627 (3)	25,479	4.18%		454	Various	(3)	23,182	—	Open
Total Fixed Rate Debt/Wtd Avg		$2,831,881	$1,042,876	5.51%	(4)	$2,037			$1,054,243

Floating rate debt
1552 Broadway (LIBOR + 413 bps)	50.0	$190,409	$95,205	4.34%		$—	Apr-16		$95,205	—	Open
Mezzanine Debt (LIBOR + 90 bps)	50.0	30,000	15,000	1.12%		—	Jun-16		15,000	—	Open
650 Fifth Avenue (LIBOR + 350 bps)	50.0	65,000	32,500	3.72%		—	Oct-16		32,500	—	Open
175-225 3rd Street (Prime + 100 bps)	95.0	40,000	38,000	4.29%		—	Dec-16		38,000	—	Open
10 East 53rd Street (LIBOR + 250 bps)	55.0	125,000	68,750	2.73%		—	Feb-17		68,750	—	Open
724 Fifth Avenue (LIBOR + 242 bps)	50.0	275,000	137,500	2.64%		—	Apr-17		137,500	—	Open
33 Beekman (LIBOR + 275 bps)	45.9	73,518	33,745	2.96%		408	Aug-17		35,789	—	Open
55 West 46th Street (LIBOR + 230 bps)	25.0	150,000	37,500	2.53%		—	Oct-17		37,500	—	Open
Stonehenge Portfolio (Prime)	Various	10,500	1,032	3.25%		19	Dec-17		997	—	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	1.73%		—	Nov-19		7,500	—	Open
100 Park Avenue (LIBOR + 175 bps)	50.0	360,000	179,640	1.97%		—	Feb-21		175,859	—	Feb-16
21 East 66th Street (T 12 mos + 275 bps)	32.28	1,805	583	3.00%		26	Jun-33		4	—	Open
131-137 Spring Street (LIBOR + 155 bps)	20.0	141,000	28,200	1.77%		—	Aug-20		28,200	—	Aug-16
Total Floating Rate Debt/Wtd Avg		$1,477,232	$675,155	2.79%	(4)	$453			$672,804

Total Joint Venture Debt/Wtd Avg		$4,309,113	$1,718,031	4.44%	(4)	$2,490			$1,727,047

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The Company is in the process of restructuring the joint venture, which will reduce the Company’s ownership interest, and is also in the process of restructuring the loan on the Property.
(3) Amount is comprised of $13.3 million, $55.5 million, $35.0 million, $7.3 million, $141.5 million, and $178.0 million in fixed-rate mortgages that mature in July 2016, June 2017, November 2017, February 2018, August 2019, and June 2024, respectively.

(4) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

Covenants					Composition of Debt
SL GREEN REALTY CORP.

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$7,232,254
Total Debt / Total Assets	49.5%	Less than 60%					SLG Share of JV		1,042,876
Fixed Charge Coverage	2.29x	Greater than 1.5x					Total Fixed Rate Debt		$8,275,130	68.3%

						Floating Rate Debt
							Consolidated		$3,173,494
Unsecured Notes Covenants							SLG Share of JV		675,155
	Actual	Required							3,848,649
Total Debt / Total Assets	39.1%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,178,775)
Secured Debt / Total Assets	18.7%	Less than 40%				Total Floating Rate Debt			$2,669,874	22.0%
Debt Service Coverage	4.95x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	378.8%	Greater than 150%					Total Debt		$12,123,779

Supplemental Information	27	Fourth Quarter 2015

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership Unaudited (Dollars in Thousands)

			Principal			2016			Principal	As-Of
	Ownership		Outstanding			Principal	Maturity		Due at	Right	Earliest
	Interest (%)		12/31/2015	Coupon	(1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	51.0		$500,000	5.12%		$3,566	Jun-23		$441,594	—	Open
			$500,000	5.12%		$3,566			$441,594

Unsecured fixed rate debt
Unsecured notes			$255,296	6.00%		$—	Mar-16		$255,308	—	Open
Unsecured notes			249,810	5.00%		—	Aug-18		250,000	—	Open
Term loan (swapped)			30,000	3.70%		—	Jun-19	(2)	30,000	—	Open
Unsecured notes			250,000	7.75%		—	Mar-20		250,000	—	Open
Unsecured notes			200,000	4.50%		—	Dec-22		200,000	—	Open
Unsecured notes			100,000	4.27%		—	Dec-25		100,000
			$1,085,106	5.67%		$—			$1,085,308

	Total Fixed Rate Debt/Wtd Avg		$1,585,106	5.50%		$3,566			$1,526,902

Floating rate debt

Secured floating rate debt
Debt & preferred equity facility (LIBOR + 315 bps)			$253,424	3.36%		$—	Jun-16		$253,424	—	Open
			$253,424	3.36%		$—			$253,424

Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)			$994,000	1.47%		$—	Mar-19		$994,000	Mar-20	Open
Term loan (LIBOR + 140 bps)			903,000	1.62%		—	Jun-19		903,000	—	Open
			$1,897,000	1.54%		$—			$1,897,000

	Total Floating Rate Debt/Wtd Avg		$2,150,424	1.75%		$—			$2,150,424

	Total Debt/Wtd Avg - Consolidated		$3,735,530	3.34%		$3,566			$3,677,326

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The interest rate swap matures in June 2016.

Covenants
RECKSON OPERATING PARTNERSHIP, L.P.

Revolving Credit Facility Covenants
		Actual	Required
Total Debt / Total Assets		45.1%	Less than 60%
Fixed Charge Coverage		4.64x	Greater than 1.5x
Secured Debt / Total Assets		8.2%	Less than 40%
Unsecured Debt / Unencumbered Assets		53.1%	Less than 60%

Supplemental Information	28	Fourth Quarter 2015

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

					Deferred Land
	2016 Scheduled	2017 Scheduled	2018 Scheduled	2019 Scheduled	Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations(1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	529	2027	(3)
711 Third Avenue	5,354	5,500	5,500	5,500	1,029	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	10,899	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	122	209	209	226	—	2111
30 East 40th Street	204	204	204	204	225	2114
Total	$30,816	$31,049	$31,049	$31,066	$1,783

Capitalized Leases
1080 Amsterdam Avenue	$170	$291	$291	$315	$21,205	2111
30 East 40th Street	2,096	2,096	2,096	2,096	20,155	2114
Total	$2,266	$2,387	$2,387	$2,411	$41,360

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Leases
650 Fifth Avenue	$1,167	$1,167	$1,183	$1,284	$—	2062

Capitalized Leases
650 Fifth Avenue	$6,086	$6,086	$6,169	$6,695	$91,594	2062

(1) Per the balance sheet at December 31, 2015.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.

Supplemental Information	29	Fourth Quarter 2015

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

		Weighted Average Book	Weighted Average	Current
	Book Value(1)	Value During Quarter	Yield During Quarter	Yield(2)

12/31/2014	$1,408,804	$1,395,624	10.51%	10.38%

Debt originations/accretion(3)	134,429
Preferred Equity originations/accretion	34,002
Redemptions/Sales/Syndications/Amortization	(28,496)
3/31/2015	$1,548,739	$1,503,047	10.37%	10.26%

Debt originations/accretion(3)	215,869
Preferred Equity originations/accretion	3,456
Redemptions/Sales/Syndications/Amortization	(82,830)
6/30/2015	$1,685,234	$1,694,194	10.18%	10.15%

Debt originations/accretion(3)	78,631
Preferred Equity originations/accretion	54
Redemptions/Sales/Syndications/Amortization	(262,300)
9/30/2015	$1,501,619	$1,599,153	10.10%	10.25%

Debt originations/accretion(3)	316,508
Preferred Equity originations/accretion	27
Redemptions/Sales/Syndications/Amortization	(148,134)
12/31/2015	$1,670,020	$1,553,949	10.29%	10.17%

(1) Net of unamortized fees, discounts, and premiums.
(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.
(3) Accretion includes original issue discounts and/or compounding investment income.

Supplemental Information	30	Fourth Quarter 2015

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

				Weighted Average	Weighted Average	Current
Type of Investment	Book Value	(1)(2)	Senior Financing	Exposure PSF	Yield During Quarter	Yield (3)

New York City

Senior Mortgage Debt	$313,699		$—	$768	6.82%	6.84%

Junior Mortgage Participation	137,791		1,455,717	$2,378	9.20%	9.51%

Mezzanine Debt	1,176,354		4,238,228	$1,528	11.45%	11.22%

Preferred Equity	42,176		131,873	$404	7.79%	7.86%

Balance as of 12/31/15	$1,670,020		$5,825,818	$1,421	10.29%	10.17%

(1) Net of unamortized fees, discounts, and premiums.
(2) Approximately 68.2% of our investments are indexed to LIBOR.
(3) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.
(4) The weighted average maturity of the outstanding balance is 1.67 years. Approximately 68.1% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

Supplemental Information	31	Fourth Quarter 2015

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value(1)	Property		Senior		Current
Investment Type	12/31/2015	Type	Location	Financing	Last $ PSF	Yield(2)

Mortgage and Mezzanine	$134,264	Residential Land	New York City	$—	$245	10.13%

Jr. Mortgage Participation and Mezzanine	104,661	Office	New York City	1,109,000	$1,178	9.56%

Mezzanine Loan	99,530	Residential	New York City	360,000	$843	8.25%

Mortgage and Mezzanine	94,901	Residential	New York City	—	$643	10.96%

Mezzanine Loan	74,700	Office	New York City	775,000	$1,084	19.29%

Jr. Mortgage Participation and Mezzanine	72,102	Office/Retail	New York City	165,000	$1,989	9.87%

Mortgage and Mezzanine	68,977	Retail	New York City	—	$883	9.85%

Mezzanine Loan	66,398	Residential Land	New York City	312,939	583	11.62%

Mezzanine Loan	66,183	N/A(3)	N/A(3)	—	$—	10.88%

Mezzanine Loan	52,774	Office	New York City	156,383	$527	8.83%

Total	$834,490			$2,878,322		10.80%

(1) Net of unamortized fees, discounts, and premiums.
(2) Calculated based on interest, fees and amortized discounts recognized in the last month of the quarter.
(3) The loan is collateralized by defeasance securities.

Supplemental Information	32	Fourth Quarter 2015

SELECTED PROPERTY DATA Manhattan Operating Properties

		Ownership			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties		Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-15		Sep-15	Jun-15	Mar-15	Dec-14	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street		100.0	Downtown	Fee Interest	1	1,047,500	4	99.0		99.0	99.0	99.0	98.7	$39,537,592	3.3	2.9	18
110 East 42nd Street		100.0	Grand Central	Fee Interest	1	215,400	1	98.5		98.5	99.9	99.4	98.8	10,559,503	0.9	0.8	22
125 Park Avenue		100.0	Grand Central	Fee Interest	1	604,245	2	97.8		88.0	87.1	88.7	80.4	38,574,880	3.3	2.8	23
220 East 42nd Street		100.0	Grand Central	Fee Interest	1	1,135,000	4	90.9		91.6	91.6	92.4	92.2	48,504,915	4.1	3.5	32
304 Park Avenue South		100.0	Midtown South	Fee Interest	1	215,000	1	75.7		90.9	90.3	91.9	91.9	12,300,464	1.0	0.9	12
420 Lexington Ave (Graybar)		100.0	Grand Central North	Leasehold Interest	1	1,188,000	4	98.4		97.0	99.3	97.1	96.5	77,188,681	6.5	5.6	212
461 Fifth Avenue	(1)	100.0	Midtown	Leasehold Interest	1	200,000	1	99.9		99.9	96.8	95.5	96.5	18,067,162	1.5	1.3	12
485 Lexington Avenue		100.0	Grand Central North	Fee Interest	1	921,000	3	100.0		100.0	100.0	100.0	100.0	59,233,191	5.0	4.3	24
555 West 57th Street		100.0	Midtown West	Fee Interest	1	941,000	3	99.9		99.9	99.9	99.9	99.9	39,144,741	3.3	2.9	9
609 Fifth Avenue		100.0	Rockefeller Center	Fee Interest	1	160,000	1	76.1		75.6	81.3	81.3	81.3	14,707,066	1.2	1.1	13
625 Madison Avenue		100.0	Plaza District	Leasehold Interest	1	563,000	2	97.2		97.1	97.1	96.6	92.1	56,758,599	4.8	4.1	22
641 Sixth Avenue		100.0	Midtown South	Fee Interest	1	163,000	1	100.0		100.0	100.0	92.1	92.1	11,569,787	1.0	0.8	7
711 Third Avenue	(2)	100.0	Grand Central North	Leasehold Interest	1	524,000	2	65.8		84.1	83.5	84.1	80.6	21,547,671	1.8	1.6	16
750 Third Avenue		100.0	Grand Central North	Fee Interest	1	780,000	3	97.5		97.5	97.3	97.3	96.7	45,030,155	3.8	3.3	32
810 Seventh Avenue		100.0	Times Square	Fee Interest	1	692,000	2	93.0		92.6	84.8	85.6	81.0	43,982,745	3.7	3.2	46
919 Third Avenue		51.0	Grand Central North	Fee Interest	1	1,454,000	5	100.0		100.0	100.0	90.3	90.3	93,614,502		3.5	11
1185 Avenue of the Americas		100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4	99.0		99.0	99.9	99.9	99.9	89,890,619	7.6	6.6	18
1350 Avenue of the Americas		100.0	Rockefeller Center	Fee Interest	1	562,000	2	99.6		99.4	98.5	96.9	96.9	42,216,253	3.6	3.1	35
1515 Broadway		100.0	Times Square	Fee Interest	1	1,750,000	6	98.4		100.0	100.0	99.7	99.6	122,387,130	10.3	8.9	12
1 Madison Avenue		100.0	Park Avenue South	Fee Interest	1	1,176,900	4	100.0		100.0	100.0	100.0	100.0	68,344,120	5.8	5.0	2

Subtotal / Weighted Average					20	15,354,045	53%	96.5%		97.0%	96.8%	95.7%	94.8%	$953,159,776	72.6%	66.3%	578

"Non Same Store"
11 Madison Avenue		100.0	Park Avenue South	Fee Interest	1	2,314,000	8	73.0		71.6	N/A	N/A	N/A	$89,327,748	7.5	6.5	9
30 East 40th Street		60.0	Grand Central South	Leasehold Interest	1	69,446	0	100.0		100.0	N/A	N/A	N/A	4,506,348		0.2	63
110 Greene Street		90.0	Soho	Fee Interest	1	223,600	1	78.1		84.0	N/A	N/A	N/A	9,251,909		0.6	63
388 & 390 Greenwich Street		100.0	Downtown	Fee Interest	2	2,635,000	9	100.0		100.0	100.0	100.0	100.0	112,498,602	9.5	8.2	1
600 Lexington Avenue		100.0	East Side	Fee interest	1	303,515	1	95.5		91.1	89.6	89.2	89.2	22,456,632	1.9	1.6	35
635 Sixth Avenue		100.0	Midtown South	Fee Interest	1	104,000	0	100.0		100.0	100.0	72.5	72.5	8,617,385	0.7	0.6	2

Subtotal / Weighted Average					7	5,649,561	20%	87.8%		87.3%	99.0%	98.0%	98.0%	$246,658,624	19.7%	17.8%	173

Total / Weighted Average Consolidated Properties					27	21,003,606	73%	94.1%		94.4%	97.2%	96.1%	95.3%	$1,199,818,400	92.3%	84.1%	751

UNCONSOLIDATED PROPERTIES
"Same Store"
3 Columbus Circle		48.9	Columbus Circle	Fee Interest	1	530,981	2	86.8		86.8	83.4	80.2	79.5	$37,057,896		1.3	33
100 Park Avenue		50.0	Grand Central South	Fee Interest	1	834,000	3	95.5		96.6	96.6	96.3	96.0	60,455,660		2.2	39
521 Fifth Avenue		50.5	Grand Central	Fee Interest	1	460,000	2	91.9		91.9	97.6	99.0	99.3	27,257,644		1.0	41
800 Third Avenue		60.5	Grand Central North	Fee Interest	1	526,000	2	96.1		97.2	98.4	97.5	94.8	32,688,084		1.4	42
1745 Broadway		56.88	Midtown	Fee Interest	1	674,000	2	100.0		100.0	100.0	100.0	100.0	42,999,876		1.8	1

Total / Weighted Average Unconsolidated Properties					5	3,024,981	10%	94.5%		95.0%	95.5%	94.9%	94.3%	$200,459,160		7.8%	156

Manhattan Operating Properties Grand Total / Weighted Average					32	24,028,587	83%	94.2%		94.5%	96.9%	95.9%	95.2%	$1,400,277,560			907
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent														$1,257,564,136		91.9%
Manhattan Operating Properties Same Store Occupancy %						18,379,026	76%	96.1%	(3)	96.7%	96.6%	95.6%	94.7%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.
(3) Manhattan same-store occupancy, inclusive of 218,128 square feet of leases signed but not yet commenced, is 97.1% as of December 31, 2015, as compared to 95.7% at December 31, 2014 and 97.3% at September 30,2015.

Supplemental Information	33	Fourth Quarter 2015

SELECTED FINANCIAL DATA Suburban Operating Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-15		Sep-15	Jun-15	Mar-15	Dec-14	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	74.8		74.8	74.8	74.8	74.8	$1,798,764	0.2	0.1	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	59.2		30.3	30.3	30.3	30.3	1,377,561	0.1	0.1	3
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	5.8		21.7	21.7	21.7	21.7	34,539	0.0	0.0	1
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	85.8		85.8	85.8	85.8	85.8	2,040,762	0.2	0.1	10
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	87.7		87.7	93.1	93.1	92.0	1,930,908	0.2	0.1	8
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0	56.7		56.7	56.7	56.7	56.7	1,487,152	0.1	0.1	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	1	180,000	1	98.3		99.0	99.0	76.2	76.2	4,379,296	0.4	0.3	13
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	1	77.2		75.1	75.6	75.6	75.1	2,931,132	0.2	0.2	11
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	1	47.1		72.9	72.9	72.9	72.9	3,012,094	0.3	0.2	10
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	1	82.7		81.2	81.1	81.1	80.2	4,963,945	0.4	0.4	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	1	97.8		97.8	96.6	96.6	97.8	5,141,442	0.4	0.4	7
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1	94.7		94.0	92.3	92.3	92.3	13,570,212	1.1	1.0	21
"Same Store" Westchester, New York Subtotal/Weighted Average				12	2,005,000	8%	77.5%		79.7%	79.5%	77.5%	77.4%	$42,667,807	3.6%	3.1%	97

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1	94.6		98.3	95.9	94.3	95.8	$9,295,196	0.8	0.7	65
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0	76.5		76.5	76.5	85.4	87.8	773,847	0.1	0.1	7
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0	69.1		59.0	59.0	48.4	48.4	2,448,234	0.2	0.2	17
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0	86.5		86.5	87.6	87.6	87.6	2,904,636	0.2	0.2	12
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0	99.0		99.3	99.3	99.0	99.0	1,001,448	0.1	0.1	10
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	1	86.0		86.0	86.0	91.9	87.1	3,644,321	0.3	0.3	6
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0	100.0		100.0	100.0	76.9	76.9	728,423	0.1	0.1	2
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	133,000	0	88.9		88.9	88.9	80.9	80.9	5,242,567		0.2	10
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	192,000	1	99.1		97.8	97.8	97.8	97.8	8,067,197		0.3	11
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	1	74.7		80.4	88.0	89.2	89.2	4,953,522	0.4	0.4	22
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0	75.3		73.8	75.6	77.1	77.1	3,505,394	0.3	0.3	22
500 West Putnam Avenue	100.0	Greenwich, Connecticut	Fee Interest	1	121,500	0	53.8		53.8	53.8	53.8	53.8	3,058,628	0.3	0.2	10
"Same Store" Connecticut Subtotal/Weighted Average				12	1,634,700	5%	84.1%		84.3%	84.9%	83.7%	83.6%	$45,623,413	2.7%	2.9%	194

"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	1	278,000	1	66.2		66.2	66.2	66.2	62.4	$4,289,420	0.4	0.3	6
"Same Store" New Jersey Subtotal/Weighted Average				1	278,000	1%	66.2%		66.2%	66.2%	66.2%	62.4%	$4,289,420	0.4%	0.3%	6

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	1	317,600	1	95.5		94.6	95.6	94.7	94.7	$12,136,463	1.0	0.9	69
"Same Store" Brooklyn, New York Subtotal/Weighted Average				1	317,600	1%	95.5%		94.6%	95.6%	94.7%	94.7%	$12,136,463	1.0%	0.9%	69

Total / Weighted Average Consolidated Properties				26	4,235,300	15%	80.6%		81.7%	81.9%	80.4%	80.1%	$104,717,103	7.7%	7.2%	366

UNCONSOLIDATED PROPERTIES
"Non Same Store"
7 Renaissance Square	50.0	White Plains, New York	Fee Interest	1	65,641	0	89.1		89.1	89.1	77.2	67.7	$1,942,273		0.1	10
Jericho Plaza (1)	77.78	Jericho, New York	Fee Interest	2	640,000	2	66.9		66.8	70.0	69.8	86.0	15,006,036		0.9	34
"Non Same Store" Subtotal/Weighted Average				3	705,641	2%	68.9%		68.9%	71.8%	70.5%	84.3%	16,948,309		0.9%	44

Total / Weighted Average Unconsolidated Properties				3	705,641	2%	68.9%		68.9%	71.8%	70.5%	84.3%	$16,948,309		0.9%	44

Suburban Operating Properties Grand Total / Weighted Average				29	4,940,941	17%	79.0%		79.9%	80.5%	79.0%	80.7%	$121,665,412			410
Suburban Operating Properties Grand Total - SLG share of Annualized Rent													$110,838,152		8.1%
Suburban Operating Properties Same Store Occupancy %					4,235,300	86%	80.6%	(2)	81.7%	81.9%	80.4%	80.1%

(1) The Company is in the process of restructuring the joint venture, which will reduce the Company’s ownership interest.
(2) Suburban same-store occupancy, inclusive of 77,950 square feet of leases signed but not yet commenced, is 82.5% as of December 31, 2015, as compared to 82.0% at December 31, 2014 and 83.4% at September 30, 2015.

Supplemental Information	34	Fourth Quarter 2015

SELECTED PROPERTY DATA Retail & Residential Properties

		Ownership			# of	Useable	% of Total		Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties		Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet		Dec-15	Sep-15	Jun-15	Mar-15	Dec-14	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

"Same Store" Retail
11 West 34th Street		30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2		100.0	100.0	100.0	100.0	100.0	$2,589,580	1.3	$15,482,404	1
19-21 East 65th Street	(1)	90.0	Plaza District	Leasehold Interest	2	23,610	3		60.5	66.0	66.0	66.0	66.0	1,166,292	1.7	7,548,256	16
21 East 66th Street		32.28	Plaza District	Fee Interest	1	13,069	2		100.0	100.0	100.0	100.0	100.0	3,628,240	1.9	81,646,928	1
315 West 33rd Street - The Olivia		100.0	Penn Station	Fee Interest	1	270,132	33		100.0	100.0	100.0	100.0	100.0	14,878,400	24.6	215,103,268	10
717 Fifth Avenue		10.92	Midtown/Plaza District	Fee Interest	1	119,550	15		85.0	85.0	89.4	89.4	89.4	39,760,143	7.2	279,917,006	6
724 Fifth Avenue		50.0	Plaza District	Fee Interest	1	65,010	8		83.1	83.1	83.1	74.8	74.8	22,305,289	18.5	226,651,446	8
752 Madison Avenue		100.0	Plaza District	Fee Interest	1	21,124	3		100.0	100.0	100.0	100.0	100.0	4,412,024	7.3	11,140,833	1
762 Madison Avenue	(1)	90.0	Plaza District	Fee Interest	1	6,109	1		100.0	100.0	100.0	100.0	100.0	1,776,570	2.6	16,704,723	5
Williamsburg Terrace		100.0	Brooklyn, New York	Fee Interest	1	52,000	6		100.0	100.0	100.0	100.0	100.0	1,761,576	2.9	16,357,696	3
Subtotal/Weighted Average					10	587,754	73%		93.5%	93.7%	94.6%	93.7%	93.7%	$92,278,114	68.1%	$870,552,560	51

"Non Same Store" Retail
5-7 Dey Street		100.0	Cast Iron / Soho	Fee Interest	1	70,000	9		75.4	90.0	N/A	N/A	N/A	$2,206,191	3.7	$49,698,413	40
187 Broadway		100.0	Cast Iron / Soho	Fee Interest	1	3,600	0		100.0	100.0	N/A	N/A	N/A	625,900	1.0	13,447,452	1
102 Greene Street		100.0	Soho	Fee Interest	1	9,200	1		54.3	54.3	54.3	77.2	100.0	457,411	0.8	31,507,789	1
115 Spring Street		100.0	Soho	Fee Interest	1	5,218	1		100.0	100.0	100.0	100.0	100.0	2,800,000	4.6	53,371,206	1
121 Greene Street		50.0	Soho	Fee Interest	1	7,131	1		100.0	100.0	100.0	100.0	100.0	1,402,759	1.2	28,255,044	2
131-137 Spring Street		20.0	Soho	Fee Interest	2	68,342	8		100.0	100.0	100.0	92.0	92.0	11,520,129	3.8	277,736,039	9
1552-1560 Broadway		50.0	Times Square	Fee Interest	2	57,718	7		67.5	67.5	67.5	67.5	67.5	20,359,976	16.8	254,777,048	2
Subtotal/Weighted Average					9	221,209	27%		80.0%	86.5%	84.5%	82.2%	83.6%	$39,372,366	31.9%	$708,792,991	56

Total / Weighted Average Retail Properties					19	808,963	100%		89.8%	91.7%	92.6%	91.4%	91.7%	$131,650,480	100.0%	$1,579,345,551	107

Residential Properties
		Ownership			# of	Useable	Total Units		Occupancy (%)					Average Monthly	Annualized	Gross Total RE
Properties		Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Residential		Dec-15	Sep-15	Jun-15	Mar-15	Dec-14	Rent Per Unit ($'s)	Cash Rent ($'s)	Book Value

"Same Store" Residential
248-252 Bedford Avenue		90.0	Brooklyn, New York	Fee Interest	1	66,611	72		94.4	95.8	92.0	84.4	89.6	$3,522	$2,873,940	$36,721,674
315 West 33rd Street - The Olivia		100.0	Penn Station	Fee Interest		222,855	333		89.5	91.0	96.4	96.1	95.8	3,939	14,040,156	177,457,091
400 East 57th Street	(1)	90.0	Upper East Side	Fee Interest	1	290,482	261		92.3	94.6	93.9	98.9	94.3	3,286	10,940,738	123,811,018
400 East 58th Street	(1)	90.0	Upper East Side	Fee Interest	1	140,000	125		95.2	95.2	94.4	97.6	96.8	3,166	5,018,562	54,681,655
Subtotal/Weighted Average					3	719,948	791		91.8%	93.3%	94.8%	96.1%	94.9%	$3,886	$32,873,396	$392,671,438

"Non Same Store" Residential
Upper East Side Residential		90.0	Upper East Side	Fee Interest	1	27,000	28		85.7	85.7	96.4	N/A	N/A	$1,979	$1,009,279	$50,073,674
33 Beekman Street		45.9	Downtown	Fee Interest	1	163,500	772	(2)	100.0	100.0	N/A	N/A	N/A	N/A	7,853,056	101,122,099
1080 Amsterdam	(1)	92.5	Upper West Side	Leasehold Interest	1	82,250	96		96.9	96.9	96.9	96.9	97.9	3,864	4,564,680	46,493,430
Stonehenge Portfolio		Various		Fee Interest	16	2,029,924	2,195		94.3	94.6	96.9	96.5	N/A	3,661	100,961,733	982,723,034
Subtotal/Weighted Average					19	2,302,674	3,091		95.7%	95.9%	96.9%	96.5%	97.9%	$3,870	$114,388,748	$1,180,412,237

Total / Weighted Average Retail Properties					22	3,022,622	3,882		94.9%	95.4%	96.4%	96.4%	95.2%	$3,874	$147,262,144	$1,573,083,675

(1) Stonehenge Portfolio Property.
(2) Property occupied by Pace University and used as dormitory space. 772 represents number of beds.

Supplemental Information	35	Fourth Quarter 2015

SELECTED PROPERTY DATA Development / Redevelopment & Land Properties

		Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties		Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-15	Sep-15	Jun-15	Mar-15	Dec-14	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
One Vanderbilt		100.0	Grand Central	Fee Interest	1	—	—	—	—	N/A	N/A	N/A	$—	—	$227,470,851	—
280 Park Avenue		50.0	Park Avenue	Fee Interest	1	1,219,158	61	80.7	72.9	69.3	65.2	55.4	99,990,312	84.3	1,302,151,517	30
10 East 53rd Street		55.0	Plaza District	Fee Interest	1	354,300	18	41.6	43.9	31.1	29.1	25.3	11,749,433	10.9	325,262,799	16
562 Fifth Avenue		100.0	Plaza District	Fee Interest	1	42,635	2	100.0	100.0	100.0	100.0	100.0	2,100,000	3.5	68,752,163	1
650 Fifth Avenue		50.0	Plaza District	Leasehold Interest	1	32,324	2	10.5	10.5	10.5	10.5	10.5	1,338,702	1.1	280,402,029	3
719 Seventh Avenue		75.0	Times Square	Fee Interest	1	—	—	—	—	—	—	100.0	—	—	47,147,124	—
175-225 Third Street		95.0	Brooklyn, New York	Fee Interest	1	—	—	—	—	—	—	—	—	—	76,775,039	—
55 West 46th Street		25.0	Midtown	Fee Interest	1	347,000	17	—	—	—	—	—	—	—	314,864,884	—
1640 Flatbush Avenue		100.0	Brooklyn, New York	Fee Interest	1	1,000	0	100.0	100.0	100.0	100.0	N/A	85,152	0.1	6,800,000	1
Total / Weighted Average Development / Redevelopment Properties					9	1,996,417	100%	59.0%	54.5%	50.0%	47.2%	40.8%	$115,263,599	100.0%	$2,649,626,406	51

Land
635 Madison Avenue	(1)	100.0	Plaza District	Fee Interest	1	176,530	23	100.0	100.0	100.0	100.0	100.0	$3,677,574	17.7	$153,745,356
885 Third Avenue	(1)	100.0	Midtown/Plaza District	Fee Interest	1	607,000	77	100.0	100.0	100.0	100.0	100.0	17,068,716	82.3	329,943,115
Total / Weighted Average Land					2	783,530	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$20,746,290	100.0%	$483,688,471

(1) Subject to long-term, third party net operating leases.

Supplemental Information	36	Fourth Quarter 2015

SELECTED PROPERTY DATA Retail Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-15	Sep-15	Jun-15	Mar-15	Dec-14	Cash Rent ($'s)	100%	SLG	Tenants
HIGH STREET RETAIL - Consolidated Properties
5-7 Dey Street	100.0	Cast Iron / Soho	Fee Interest	1	70,000	3	75.4	90.0	N/A	N/A	N/A	$2,206,191	1	1	40
19-21 East 65th Street	90.0	Plaza District	Leasehold Interest	2	23,610	1	60.5	66.0	66.0	66.0	66.0	1,166,292	0	1	16
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	0	54.3	54.3	54.3	77.2	100.0	457,411	0	0	1
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0	100.0	100.0	100.0	100.0	100.0	2,800,000	1	2	1
187 Broadway	100.0	Cast Iron / Soho	Fee Interest	1	3,600	0	100.0	100.0	N/A	N/A	N/A	625,900	0	0	1
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	217,519	11	100.0	100.0	100.0	100.0	100.0	12,063,450	4	6	9
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	—	0	—	—	—	—	100.0	—	—	—	—
752 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1	100.0	100.0	100.0	100.0	100.0	4,412,024	2	2	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0	100.0	100.0	100.0	100.0	100.0	1,776,570	1	1	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	3	100.0	100.0	100.0	100.0	100.0	1,761,576	1	1	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0	100.0	100.0	100.0	100.0	N/A	85,152	0	0	1

Subtotal / Weighted Average				12	409,380	21%	92.5%	95.3%	96.4%	97.0%	97.6%	$27,354,566	10%	15%	78

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1	100.0	100.0	100.0	100.0	100.0	$2,589,580	1	0	1
21 East 66th Street	32.28	Plaza District	Fee Interest	1	13,069	1	100.0	100.0	100.0	100.0	100.0	3,628,240	1	1	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0	100.0	100.0	100.0	100.0	100.0	1,402,759	1	0	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3	100.0	100.0	100.0	92.0	92.0	11,520,129	4	1	9
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	32,324	2	10.5	10.5	10.5	10.5	10.5	1,338,702	0	0	3
717 Fifth Avenue	10.92	Midtown/Plaza District	Fee Interest	1	119,550	6	85.0	85.0	89.4	89.4	89.4	39,760,143	14	2	6
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3	83.1	83.1	83.1	74.8	74.8	22,305,289	8	6	8
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3	67.5	67.5	67.5	67.5	67.5	20,359,976	7	5	2

Subtotal / Weighted Average				10	380,294	19%	78.8%	79.9%	81.3%	78.4%	78.4%	$102,904,818	37%	17%	32

Total / Weighted Average Prime Retail				22	789,674	40%	85.9%	87.9%	88.3%	87.1%	87.4%	$130,259,384	46%	31%	110

OTHER RETAIL - Consolidated Properties
11 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	38,800	2	90.2	90.2	N/A	N/A	N/A	$2,277,023	1	1	4
100 Church Street	100.0	Downtown	Fee Interest	1	49,992	3	100.0	100.0	100.0	100.0	100.0	2,708,864	1	1	7
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	1	100.0	100.0	N/A	N/A	N/A	2,361,158	1	1	5
125 Park Avenue	100.0	Grand Central	Fee Interest	1	21,733	1	68.4	64.3	43.9	43.9	43.9	3,582,106	1	2	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	49,970	3	96.5	96.5	96.5	96.5	96.5	3,514,004	1	2	6
Upper East Side Residential	90.0	Upper East Side	Fee Interest	1	4,150	0	88.0	88.0	88.0	N/A	N/A	439,454	0	0	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1	87.0	87.0	100.0	100.0	100.0	2,676,644	1	1	5
400 East 57th Street	90.0	Upper East Side	Fee Interest	1	13,772	1	55.4	55.4	55.4	100.0	100.0	1,517,777	1	1	9
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0	100.0	100.0	100.0	100.0	100.0	506,772	0	0	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	49,375	2	100.0	100.0	100.0	100.0	100.0	4,086,677	1	2	6
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	1	100.0	100.0	100.0	88.6	100.0	2,061,060	1	1	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	45,394	2	100.0	100.0	100.0	100.0	100.0	4,089,828	1	2	5
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3	100.0	100.0	100.0	100.0	100.0	1,741,822	1	1	2
600 Lexington Avenue	100.0	East Side	Fee Interest	1	4,264	0	100.0	100.0	100.0	100.0	100.0	805,437	0	0	2
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	46,019	2	100.0	100.0	100.0	100.0	100.0	9,211,567	3	5	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	4	89.3	89.3	89.3	85.1	85.1	20,827,672	7	11	15
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1	100.0	100.0	100.0	—	—	3,094,575	1	2	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1	100.0	100.0	100.0	100.0	100.0	3,358,464	1	2	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1	100.0	100.0	100.0	100.0	100.0	2,834,253	1	2	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1	100.0	100.0	100.0	100.0	100.0	2,547,989	1	1	7
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	13,470	1	100.0	100.0	100.0	100.0	100.0	3,758,165	1	2	4
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004	2	100.0	100.0	98.9	98.9	98.9	3,356,859	1	1	5
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0	100.0	100.0	100.0	100.0	100.0	252,000	0	0	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2	100.0	100.0	100.0	100.0	100.0	6,291,356	2	3	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1	100.0	100.0	100.0	100.0	100.0	2,293,138	1	1	5
1515 Broadway	100.0	Times Square	Fee Interest	1	185,333	9	100.0	100.0	100.0	97.0	95.8	27,348,694	10	15	7

Subtotal / Weighted Average				26	908,596	46%	96.7%	96.6%	96.6%	93.4%	93.4%	$117,543,358	42%	62%	124

Supplemental Information	37	Fourth Quarter 2015

SELECTED PROPERTY DATA - Cont. Retail Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-15	Sep-15	Jun-15	Mar-15	Dec-14	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	40,647	2	87.2	87.2	87.2	87.2	87.2	$9,140,504	3	2	4
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340	2	100.0	81.7	81.7	81.7	81.7	3,259,801	1	1	3
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0	100.0	100.0	N/A	N/A	N/A	409,816	0	0	5
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191	0	—	—	—	—	—	—	—	—	—
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022	2	100.0	100.0	100.0	100.0	100.0	3,028,849	1	1	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	18,545	1	18.9	18.9	18.9	18.9	18.9	785,949	0	0	2
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157	3	100.0	100.0	100.0	100.0	100.0	4,946,509	2	1	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900	0	100.0	100.0	100.0	100.0	100.0	1,842,236	1	1	2
Stonehenge Portfolio	Various		Fee Interest	10	88,984	4	80.3	82.5	79.0	78.5	N/A	8,983,298	3	0	31

Subtotal / Weighted Average				18	296,247	15%	86.8%	85.1%	83.8%	83.6%	85.9%	$32,396,962	12%	7%	59

Total / Weighted Average Other Retail				44	1,204,843	60%	94.2%	93.7%	93.3%	90.9%	91.9%	$149,940,319	54%	69%	183

Retail Grand Total / Weighted Average				66	1,994,517	100%	90.9%	91.4%	91.4%	89.4%	90.1%	$280,199,703	100%		293
Retail Grand Total - SLG share of Annualized Rent												$185,939,465		100%

Supplemental Information	38	Fourth Quarter 2015

SELECTED PROPERTY DATA Manhattan Operating Properties - Reckson Portfolio

		Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties		Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Dec-15	Sep-15	Jun-15	Mar-15	Dec-14	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES

"Same Store"
110 East 42nd Street		100.0	Grand Central	Fee Interest	215,400	2	98.5	98.5	99.9	99.4	98.8	$10,559,503	2.0	1.8	22
125 Park Avenue		100.0	Grand Central	Fee Interest	604,245	5	97.8	88.0	87.1	88.7	80.4	38,574,880	7.4	6.6	23
304 Park Avenue South		100.0	Midtown South	Fee Interest	215,000	2	75.7	90.9	90.3	91.9	91.9	12,300,464	2.4	2.1	12
461 Fifth Avenue	(1)	100.0	Midtown	Leasehold Interest	200,000	2	99.9	99.9	96.8	95.5	96.5	18,067,162	3.5	3.1	12
555 West 57th Street		100.0	Midtown West	Fee Interest	941,000	8	99.9	99.9	99.9	99.9	99.9	39,144,741	7.5	6.7	9
609 Fifth Avenue		100.0	Rockefeller Center	Fee Interest	160,000	1	76.1	75.6	81.3	81.3	81.3	14,707,066	2.8	2.5	13
625 Madison Avenue		100.0	Plaza District	Leasehold Interest	563,000	5	97.2	97.1	97.1	96.6	92.1	56,758,599	10.9	9.7	22
641 Sixth Avenue		100.0	Midtown South	Fee Interest	163,000	1	100.0	100.0	100.0	92.1	92.1	11,569,787	2.2	2.0	7
711 Third Avenue	(2)	100.0	Grand Central North	Leasehold Interest	524,000	4	65.8	84.1	83.5	84.1	80.6	21,547,671	4.1	3.7	16
750 Third Avenue		100.0	Grand Central North	Fee Interest	780,000	7	97.5	97.5	97.3	97.3	96.7	45,030,155	8.6	7.7	32
810 Seventh Avenue		100.0	Times Square	Fee Interest	692,000	6	93.0	92.6	84.8	85.6	81.0	43,982,745	8.4	7.5	46
919 Third Avenue		51.0	Grand Central North	Fee Interest	1,454,000	12	100.0	100.0	100.0	90.3	90.3	93,614,502		8.2	11
1185 Avenue of the Americas		100.0	Rockefeller Center	Leasehold Interest	1,062,000	9	99.0	99.0	99.9	99.9	99.9	89,890,619	17.2	15.4	18
1350 Avenue of the Americas		100.0	Rockefeller Center	Fee Interest	562,000	5	99.6	99.4	98.5	96.9	96.9	42,216,253	8.1	7.2	35
Subtotal / Weighted Average					8,135,645	69%	95.3%	96.1%	95.4%	93.6%	92.0%	$537,964,147	85.2%	84.2%	278

"Non Same Store"
110 Greene Street		90.0	Soho	Fee Interest	223,600	2	78.1	84.0	N/A	N/A	N/A	$9,251,909		1.4	63
635 Sixth Avenue		100.0	Midtown South	Fee Interest	104,000	1	100.0	100.0	100.0	72.5	72.5	8,617,385	1.7	1.5	2
Subtotal / Weighted Average					327,600	3%	85.0%	89.1%	100.0%	72.5%	72.5%	$17,869,294	1.7%	2.9%	65

Total / Weighted Average Manhattan Consolidated Properties					8,463,245	72%	94.9%	95.8%	95.5%	93.3%	91.7%	$555,833,441	86.9%		343
Total Manhattan Consolidated Properties - SLG share of Annualized Rent												$509,037,144		87.1%

Suburban Operating Properties - Reckson Portfolio
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive		100.0	Rye Brook, New York	Fee Interest	90,000	1	74.8	74.8	74.8	74.8	74.8	$1,798,764	0.3	0.3	2
1100 King Street - 2 Int'l Drive		100.0	Rye Brook, New York	Fee Interest	90,000	1	59.2	30.3	30.3	30.3	30.3	1,377,561	0.3	0.2	3
1100 King Street - 3 Int'l Drive		100.0	Rye Brook, New York	Fee Interest	90,000	1	5.8	21.7	21.7	21.7	21.7	34,539	0.0	0.0	1
1100 King Street - 4 Int'l Drive		100.0	Rye Brook, New York	Fee Interest	90,000	1	85.8	85.8	85.8	85.8	85.8	2,040,762	0.4	0.3	10
1100 King Street - 5 Int'l Drive		100.0	Rye Brook, New York	Fee Interest	90,000	1	87.7	87.7	93.1	93.1	92.0	1,930,908	0.4	0.3	8
1100 King Street - 6 Int'l Drive		100.0	Rye Brook, New York	Fee Interest	90,000	1	56.7	56.7	56.7	56.7	56.7	1,487,152	0.3	0.3	3
520 White Plains Road		100.0	Tarrytown, New York	Fee Interest	180,000	2	98.3	99.0	99.0	76.2	76.2	4,379,296	0.8	0.7	13
115-117 Stevens Avenue		100.0	Valhalla, New York	Fee Interest	178,000	2	77.2	75.1	75.6	75.6	75.1	2,931,132	0.6	0.5	11
100 Summit Lake Drive		100.0	Valhalla, New York	Fee Interest	250,000	2	47.1	72.9	72.9	72.9	72.9	3,012,094	0.6	0.8	10
200 Summit Lake Drive		100.0	Valhalla, New York	Fee Interest	245,000	2	82.7	81.2	81.1	81.1	80.2	4,963,945	1.0	0.8	8
500 Summit Lake Drive		100.0	Valhalla, New York	Fee Interest	228,000	2	97.8	97.8	96.6	96.6	97.8	5,141,442	1.0	0.9	7
360 Hamilton Avenue		100.0	White Plains, New York	Fee Interest	384,000	3	94.7	94.0	92.3	92.3	92.3	13,570,212	2.6	2.3	21
Westchester, New York Subtotal / Weighted Average					2,005,000	17%	77.5%	79.7%	79.5%	77.5%	77.4%	$42,667,807	8.2%	7.3%	97

"Same Store" Connecticut
7 Landmark Square		100.0	Stamford, Connecticut	Fee Interest	36,800	0	100.0	100.0	100.0	76.9	76.9	$728,423	0.1	0.1	2
680 Washington Boulevard		51.0	Stamford, Connecticut	Fee Interest	133,000	1	88.9	88.9	88.9	80.9	80.9	5,242,567		0.5	10
750 Washington Boulevard		51.0	Stamford, Connecticut	Fee Interest	192,000	2	99.1	97.8	97.8	97.8	97.8	8,067,197		0.7	11
1055 Washington Boulevard		100.0	Stamford, Connecticut	Leasehold Interest	182,000	2	74.7	80.4	88.0	89.2	89.2	4,953,522	1.0	0.8	23
1010 Washington Boulevard		100.0	Stamford, Connecticut	Fee Interest	143,400	1	75.3	73.8	75.6	77.1	77.1	3,505,394	0.7	0.6	21
Connecticut Subtotal/Weighted Average					687,200	6%	85.8%	86.6%	89.0%	86.8%	86.8%	$22,497,103	1.8%	2.7%	67

"Same Store" New Jersey
125 Chubb Way		100.0	Lyndhurst, New Jersey	Fee Interest	278,000	2	66.2	66.2	66.2	66.2	62.4	$4,289,420	0.8	0.7	6
New Jersey Subtotal / Weighted Average					278,000	2%	66.2%	66.2%	66.2%	66.2%	62.4%	$4,289,420	0.8%	0.7%	6

"Same Store" Brooklyn, New York
16 Court Street		100.0	Brooklyn, New York	Fee Interest	317,600	3	95.5	94.6	95.6	94.7	94.7	$12,136,463	2.3	2.1	69
Brooklyn, New York Subtotal / Weighted Average					317,600	3%	95.5%	94.6%	95.6%	94.7%	94.7%	$12,136,463	2.3%	2.1%	69

Total / Weighted Average Suburban Consolidated Properties					3,287,800	28%	80.0%	81.5%	81.9%	80.1%	79.8%	$81,590,793	13.1%		239
Total Suburban Consolidated Properties - SLG share of Annualized Rent												$75,069,012		12.9%

Reckson Operating Properties Grand Total / Weighted Average					11,751,045	100%	90.7%	91.8%	91.6%	89.6%	88.3%	$637,424,234	100.0%		582
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent												$584,106,156		100.0%
Reckson Operating Properties Same Store Occupancy %					11,423,445	97%	90.9%	91.9%	91.5%	89.7%	88.5%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	39	Fourth Quarter 2015

SELECTED PROPERTY DATA Retail, Land & Residential Properties - Reckson Portfolio

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Dec-15	Sep-15	Jun-15	Mar-15	Dec-14	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Retail
102 Greene Street	100.0	Soho	Fee Interest	9,200	2	54.3	54.3	54.3	77.2	100.0	$457,411	2.1	$31,507,789	1
115 Spring Street	100.0	Soho	Fee Interest	5,218	1	100.0	100.0	100.0	100.0	100.0	2,800,000	12.6	53,371,206	1
131-137 Spring Street	20.0	Soho	Fee Interest	68,342	17	93.9	100.0	100.0	92.0	92.0	11,520,129	10.4	277,736,039	9
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	270,132	67	100.0	100.0	100.0	100.0	100.0	14,878,400	67.0	215,103,268	10
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	52,000	13	100.0	100.0	100.0	100.0	100.0	1,761,576	7.9	16,357,696	3
Total Retail Properties				404,892	100%	97.9%	99.0%	99.0%	98.1%	98.6%	$31,417,516	100.0%	$594,075,998	24

Land
635 Madison Avenue	100.0	Plaza District	Fee Interest	176,530	100	100.0	100.0	100.0	100.0	100.0	$3,677,574	100.0	$153,745,356
Total Land Properties				176,530	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,677,574	100.0%	$153,745,356

Residential Properties - Reckson Portfolio
	Ownership			Useable		Occupancy (%)					Annualized	Average Monthly	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Total Units	Dec-15	Sep-15	Jun-15	Mar-15	Dec-14	Cash Rent ($'s)	Rent Per Unit ($'s)	Book Value	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	222,855	333	89.5	91.0	96.4	96.1	95.8	$14,040,156	$3,939	$177,457,091	298
Total Residential Properties				222,855	333	89.5%	91.0%	96.4%	96.1%	95.8%	$14,040,156	$3,939	$177,457,091	298

Supplemental Information	40	Fourth Quarter 2015

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent ($)	Cash Rent	Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$134,958,649	(1)	$44.64	8.9%	$132,889,052	9.7%	BBB+
Credit Suisse Securities (USA), Inc.	1 Madison Avenue, 11 Madison Avenue & 1055 Washington Blvd	2017, 2019, 2020 & 2037	2,403,080	124,137,343		$51.66	8.2%	124,137,343	9.1%	A
Viacom International, Inc.	1515 Broadway	2031	1,330,735	85,455,805		$64.22	5.6%	85,455,805	6.2%	BBB-
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	42,999,876		$66.71	2.8%	24,454,029	1.8%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	575,324	43,060,327		$74.85	2.8%	21,960,767	1.6%
The City of New York	16 Court Street & 100 Church Street	2017, 2030 & 2034	550,152	18,580,735		$33.77	1.2%	18,580,735	1.4%	Aa2
Omnicom Group, Inc.	220 East 42nd Street	2017	493,560	21,425,972		$43.41	1.4%	21,425,972	1.6%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	362,065	26,370,644		$72.83	1.7%	26,370,644	1.9%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	16,213,782		$47.80	1.1%	16,213,782	1.2%
Metro-North Commuter Railroad Company	110 East 42nd Street & 420 Lexington Avenue	2021 & 2034	328,908	15,735,368		$47.84	1.0%	15,735,368	1.1%	Aa2
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	303,415	12,974,116		$42.76	0.9%	12,974,116	0.9%	BBB
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	17,459,601		$66.34	1.1%	8,904,396	0.7%
HF Management Services LLC	100 Church Street	2032	230,394	7,563,721		$32.83	0.5%	7,563,721	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	6,449,228		$28.31	0.4%	6,449,228	0.5%	A+
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2024 & 2030	227,622	9,420,770		$41.39	0.6%	9,420,770	0.7%	Aa2
Bloomberg LP	919 Third Avenue	2029	225,545	11,782,165		$52.24	0.8%	6,008,904	0.4%
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	14,139,231		$77.87	0.9%	14,139,231	1.0%	BBB
Newmark & Company Real Estate Inc.	125 Park Avenue, 110 East 42nd Street & 680 Washington Blvd	2016, 2026 & 2031	178,955	9,722,840		$54.33	0.6%	9,514,413	0.7%	BBB-
WME IMG, LLC	11 Madison Avenue & 304 Park Avenue	2028 & 2030	178,617	13,620,165		$76.25	0.9%	13,620,165	1.0%
The Travelers Indemnity Company	485 Lexington Avenue	2021	173,278	10,294,260		$59.41	0.7%	10,294,260	0.8%	AA
United Nations	220 East 42nd Street	2017, 2021 & 2022	171,091	8,154,756		$47.66	0.5%	8,154,756	0.6%
Verizon	1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	2018, 2019 & 2026	162,009	4,320,218		$26.67	0.3%	4,320,218	0.3%	BBB+
News America Incorporated	1185 Avenue of the Americas	2020	161,722	15,435,505		$95.44	1.0%	15,435,505	1.1%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	14,435,733		$90.26	0.9%	14,435,733	1.1%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,326	9,909,020		$62.19	0.7%	4,845,511	0.4%	BBB
Amazon Corporate LLC	1185 Avenue of the Americas & 1350 Avenue of the Americas	2016 & 2023	158,688	11,623,099		$73.24	0.8%	11,623,099	0.8%	AA-
Bloomingdales, Inc.	919 Third Avenue	2024	157,961	9,032,461		$57.18	0.6%	4,606,555	0.3%	BBB+
National Hockey League	1185 Avenue of the Americas	2022	148,217	13,324,124		$89.90	0.9%	13,324,124	1.0%
Beth Israel Medical Center & The Mount Sinai Hospital	555 West 57th Street & 625 Madison Avenue	2030 & 2031	147,613	7,220,784		$48.92	0.5%	7,220,784	0.5%
BNP Paribas	919 Third Avenue	2016	145,834	9,971,789		$68.38	0.7%	5,085,613	0.4%	A+

Total			13,813,807	$745,792,087		$53.99	49.0%	$675,164,599	49.4%

(1) Reflects the net rent as of December 31, 2015 of $42.70 PSF for the 388-390 Greenwich Street lease.
(2) Corporate or bond rating from S&P or Moody's.

Supplemental Information	41	Fourth Quarter 2015

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	3.8%	0.1%
Business Services	2.7%	3.6%
Financial Services	34.5%	30.9%
Government / Non Profit	3.2%	4.0%
Legal	7.1%	12.6%
Manufacturing	2.1%	6.5%
Medical	2.4%	2.6%
Other	6.2%	3.0%
Professional Services	6.2%	13.2%
Retail	8.8%	3.5%

TAMI
Technology	1.5%	6.7%
Advertising	5.7%	1.0%
Media	15.4%	12.3%
Information	0.4%	0.0%

Total	100.0%	100.0%

Supplemental Information	42	Fourth Quarter 2015

LEASING ACTIVITY - Manhattan Operating Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 9/30/15			1,332,385

Space which became available during the Quarter (2):
Office
	30 East 40th Street	2	1,826	1,826	$65.60
	100 Park Avenue	1	9,668	10,370	$71.08
	110 East 42nd Street	2	8,654	8,952	$48.83
	110 Greene Street	14	23,199	17,475	$59.27
	220 East 42nd Street	2	11,248	11,248	$45.52
	304 Park Avenue South	1	32,861	36,089	$50.09
	420 Lexington Avenue	7	24,146	40,692	$46.22
	461 Fifth Avenue	1	6,650	7,134	$88.77
	600 Lexington Avenue	1	8,001	8,001	$61.61
	609 Fifth Avenue	1	695	746	$76.84
	711 Third Avenue	7	95,629	108,601	$51.64
	800 Third Avenue	3	10,391	12,398	$62.19
	1350 Avenue of the Americas	2	4,138	3,345	$88.99
	1515 Broadway	1	25,268	25,268	$79.17
	Total/Weighted Average	45	262,374	292,145	$56.11

Retail
	485 Lexington Avenue	1	13,124	13,124	$82.01
	750 Third Avenue	1	3,281	3,281	$197.12
	810 Seventh Avenue	1	144	144	$214.68
	Total/Weighted Average	3	18,462	18,367	$111.14

Storage
	110 Greene Street	2	592	453	$67.55
	420 Lexington Avenue	1	548	890	$6.79
	1515 Broadway	2	1,729	1,729	$25.00
	Total/Weighted Average	5	2,869	3,072	$26.00

	Total Space which became available during the Quarter
	Office	45	262,374	292,145	$56.11
	Retail	3	18,462	18,367	$111.14
	Storage	5	2,869	3,072	$26.00
		53	283,705	313,584	$59.04

	Total Available Space		1,616,090

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	43	Fourth Quarter 2015

LEASING ACTIVITY - Manhattan Operating Properties Commenced Leasing

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,616,090

Office
	11 Madison Avenue	1	15.0	33,001	33,001	$100.00	$0.00	$0.00	12.0
	30 East 40th Street	2	6.4	1,826	1,825	$69.02	$65.64	$0.00	0.6
	110 East 42nd Street	2	3.9	8,654	8,952	$55.79	$48.83	$0.00	1.7
	110 Greene Street	7	3.4	12,008	12,017	$62.67	$40.86	$7.48	1.4
	125 Park Avenue	3	10.9	58,249	61,767	$65.00	$58.24	$76.19	9.7
	220 East 42nd Street	1	1.0	3,082	3,082	$46.35	$45.00	$0.00	—
	420 Lexington Avenue	6	12.2	40,893	51,687	$52.28	$43.47	$20.05	3.9
	461 Fifth Avenue	1	3.8	6,650	7,134	$102.40	$88.77	$0.00	—
	600 Lexington Avenue	2	9.4	21,362	21,362	$72.06	$80.58	$55.90	7.1
	609 Fifth Avenue	1	5.0	1,587	1,765	$60.00	$0.00	$132.56	—
	800 Third Avenue	1	3.0	4,720	4,720	$64.94	$61.56	$0.00	—
	810 Seventh Avenue	1	5.2	3,269	3,658	$59.00	$0.00	$85.39	2.0
	1350 Avenue of the Americas	3	5.8	5,439	7,239	$86.56	$71.38	$58.73	1.2
	Total/Weighted Average	31	10.1	200,740	218,209	$69.03	$54.53	$36.66	6.4

Retail
	125 Park Avenue	1	10.3	815	871	$382.52	$0.00	$0.00	3.0
	485 Lexington Avenue	1	7.0	13,124	13,124	$84.77	$82.01	$14.78	—
	625 Madison Avenue	1	12.3	951	951	$321.77	$0.00	$0.00	4.0
	750 Third Avenue	1	5.2	3,281	3,350	$208.00	$193.06	$0.00	2.0
	810 Seventh Avenue	1	5.0	144	264	$136.36	$117.10	$0.00	—
	Total/Weighted Average	5	7.1	18,315	18,560	$133.86	$113.79	$10.45	0.7

Storage
	110 Greene Street	1	1.3	422	422	$75.36	$65.40	$0.00	—
	420 Lexington Avenue	1	3.0	548	916	$10.00	$6.60	$0.00	—
	461 Fifth Avenue	1	9.9	98	98	$35.00	$0.00	$0.00	—
	Total/Weighted Average	3	3.0	1,068	1,436	$30.91	$25.14	$0.00	—

Leased Space
	Office (3)	31	10.1	200,740	218,209	$69.03	$54.53	$36.66	6.4
	Retail	5	7.1	18,315	18,560	$133.86	$113.79	$10.45	0.7
	Storage	3	3.0	1,068	1,436	$30.91	$25.14	$0.00	—
	Total	39	9.8	220,123	238,205	$73.85	$61.10	$34.40	5.9

Total Available Space as of 12/31/15				1,395,967

Early Renewals
Office
	420 Lexington Avenue	5	4.6	7,887	10,128	$61.97	$56.19	$3.56	0.4
	485 Lexington Avenue	1	10.0	22,279	22,889	$83.52	$83.51	$20.00	4.0
	555 West 57th Street	1	10.9	50,000	50,000	$55.00	$40.82	$0.00	—
	800 Third Avenue	1	4.0	9,385	10,230	$55.00	$44.53	$1.96	4.0
	810 Seventh Avenue	1	10.2	20,500	22,437	$58.00	$51.97	$25.00	2.0
	1350 Avenue of the Americas	1	5.0	4,109	4,160	$110.00	$105.69	$0.00	1.0
	1745 Broadway	1	5.0	49,872	52,718	$75.00	$66.54	$3.51	—
	Total/Weighted Average	11	8.0	164,032	172,562	$67.02	$58.48	$7.30	1.1

Renewals
	Early Renewals Office	11	8.0	164,032	172,562	$67.02	$58.48	$7.30	1.1
	Total	11	8.0	164,032	172,562	$67.02	$58.48	$7.30	1.1

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $63.39/rsf for 126,813 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $65.48/rsf for 299,375 rentable SF.

Supplemental Information	44	Fourth Quarter 2015

LEASING ACTIVITY - Suburban Operating Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 9/30/15			1,165,329

Less: Sold Vacancies	140 Grand Street, White Plains, New York		(15,840)
	150 Grand Street, White Plains, New York		(19,850)

Space which became available during the Quarter (2):
Office
	1100 King Street - 3 Int'l Drive, Rye Brook, New York	1	14,308	25,736	$27.01
	1100 King Street - 4 Int'l Drive, Rye Brook, New York	1	15,810	15,810	$24.00
	520 White Plains Road, Tarrytown, New York	1	3,138	3,138	$30.66
	100 Summit Lake Drive, Valhalla, New York	1	75,090	75,090	$24.51
	1 Landmark Square, Stamford, Connecticut	6	33,176	33,303	$38.59
	680 Washington Boulevard, Stamford, Connecticut	1	1,670	1,670	$43.00
	1055 Washington Boulevard, Stamford, Connecticut	2	20,064	20,064	$41.44
	Jericho Plaza, Jericho, New York	1	2,371	2,371	$35.01
	16 Court Street, Brooklyn, New York	3	16,438	16,860	$40.41
	Total/Weighted Average	17	182,065	194,042	$30.74

Retail
	100 Summit Lake Drive, Valhalla, New York	2	1,719	1,719	$1.99
	5 Landmark Square, Stamford, Connecticut	2	200	200	$7.50
	Jericho Plaza, Jericho, New York	3	1,604	1,604	$13.58
	Total/Weighted Average	7	3,523	3,523	$7.58

	Total Space which became available during the Quarter
	Office	17	182,065	194,042	$30.74
	Storage	7	3,523	3,523	$7.58
		24	185,588	197,565	$30.32

	Total Available Space		1,315,227

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	45	Fourth Quarter 2015

LEASING ACTIVITY - Suburban Operating Properties Commenced Leasing

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,315,227

Office
	1100 King Street - 2 Int'l Drive, Rye Brook, New York	2	11.3	26,014	26,212	$25.00	$38.43	$60.00	10.0
	1100 King Street - 4 Int'l Drive, Rye Brook, New York	1	1.3	15,810	15,810	$27.00	$24.00	$0.00	—
	520 White Plains Road, Tarrytown, New York	1	5.3	1,742	2,729	$25.00	$0.00	$20.00	4.0
	115-117 Stevens Avenue, Valhalla, New York	2	3.6	3,656	3,656	$23.50	$23.30	$18.14	2.4
	100 Summit Lake Drive, Valhalla, New York	2	5.5	11,012	11,012	$24.50	$24.51	$15.71	6.0
	200 Summit Lake Drive, Valhalla, New York	1	7.9	3,761	3,761	$26.50	$25.25	$20.33	12.0
	360 Hamilton Avenue, White Plains, New York	1	0.5	2,419	2,419	$23.01	$0.00	$0.00	—
	1 Landmark Square, Stamford, Connecticut	5	1.5	21,551	21,678	$39.43	$40.18	$3.38	0.6
	3 Landmark Square, Stamford, Connecticut	1	5.6	13,094	13,094	$36.83	$0.00	$43.92	—
	680 Washington Boulevard, Stamford, Connecticut	1	1.0	1,670	1,670	$43.00	$43.00	$0.00	—
	750 Washington Boulevard, Stamford, Connecticut	1	7.7	2,450	2,450	$41.17	$0.00	$42.19	5.0
	1010 Washington Boulevard, Stamford, Connecticut	1	5.4	2,139	2,239	$33.00	$0.00	$46.93	5.0
	1055 Washington Boulevard, Stamford, Connecticut	1	5.3	9,641	9,641	$38.00	$43.18	$45.00	4.0
	Jericho Plaza, Jericho, New York	1	1.9	2,371	2,371	$32.00	$38.01	$0.00	—
	16 Court Street, Brooklyn, New York	4	5.3	18,658	23,425	$45.24	$31.85	$14.67	0.1
	Total/Weighted Average	25	5.3	135,988	142,167	$33.39	$33.57	$25.16	3.3

Retail
	16 Court Street, Brooklyn, New York	1	15.3	700	700	$132.86	$0.00	$85.92	3.0
	Total/Weighted Average	1	15.3	700	700	$132.86	$0.00	$85.92	3.0

Storage
	100 Summit Lake Drive, Valhalla, New York	1	5.5	1,265	1,265	$12.00	$10.00	$0.00	—
	500 West Putnam Avenue, Greenwich, Connecticut	1	1.0	1	225	$15.00	$0.00	$0.00	—
	Jericho Plaza, Jericho, New York	4	2.3	1,898	1,898	$14.01	$13.64	$0.00	—
	Total/Weighted Average	6	3.4	3,164	3,388	$13.32	$12.19	$0.00	—

Leased Space
	Office (3)	25	5.3	135,988	142,167	$33.39	$33.57	$25.16	3.3
	Retail	1	15.3	700	700	$132.86	$0.00	$85.92	3.0
	Storage	6	3.4	3,164	3,388	$13.32	$12.19	$0.00	—
	Total	32	5.3	139,852	146,255	$33.40	$32.90	$24.87	3.2

Total Available Space as of 12/31/15				1,175,375

Early Renewals
Office
	1100 King Street - 5 Int'l Drive, Rye Brook, New York	1	8.5	46,032	46,032	$26.00	$26.12	$35.00	4.0
	115-117 Stevens Avenue, Valhalla, New York	1	1.3	3,096	3,096	$28.00	$21.50	$0.00	—
	100 Summit Lake Drive, Valhalla, New York	1	5.5	5,819	5,819	$26.50	$27.04	$0.00	6.0
	680 Washington Boulevard, Stamford, Connecticut	1	5.3	9,420	9,420	$41.00	$40.97	$15.00	4.0
	1055 Washington Boulevard, Stamford, Connecticut	1	2.6	4,780	4,780	$37.75	$36.75	$14.78	—
	Total/Weighted Average	5	7.1	69,147	69,147	$28.99	$28.75	$26.37	3.7

Renewals
	Early Renewals Office	5	7.1	69,147	69,147	$28.99	$28.75	$26.37	3.7
	Total	5	7.1	69,147	69,147	$28.99	$28.75	$26.37	3.7

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $34.38/rsf for 98,651 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $32.16/rsf for 167,798 rentable SF.

Supplemental Information	46	Fourth Quarter 2015

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties Office, Retail and Storage Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

2015 (1)	27	112,982	0.56%	$5,928,154	$52.47	$71.28	4	46,982	1.60%	$2,392,811	$50.93	$65.00

1st Quarter 2016	11	73,498	0.36%	$4,766,575	$64.85	$88.52	1	12,963	0.44%	$577,175	$44.52	$65.00
2nd Quarter 2016	26	173,548	0.86%	$10,841,400	$62.47	$79.58	2	8,795	0.30%	$592,115	$67.32	$65.00
3rd Quarter 2016	21	296,653	1.47%	$20,222,368	$68.17	$68.96	4	25,443	0.87%	$1,748,537	$68.72	$70.99
4th Quarter 2016	26	178,518	0.89%	$12,195,378	$68.31	$78.54	4	51,070	1.74%	$3,414,238	$66.85	$69.96

Total 2016	84	722,217	3.58%	$48,025,721	$66.50	$75.87	11	98,271	3.34%	$6,332,065	$64.43	$69.13

2017	111	1,755,113	8.71%	$98,028,768	$55.85	$69.95	13	128,150	4.36%	$11,666,697	$91.04	$85.68
2018	79	620,340	3.08%	$49,412,317	$79.65	$108.50	24	399,875	13.59%	$29,611,572	$74.05	$71.69
2019	77	1,132,317	5.62%	$76,237,448	$67.33	$70.74	20	196,705	6.69%	$15,052,784	$76.52	$77.21
2020	95	2,414,560	11.98%	$148,292,376	$61.42	$69.50	18	304,807	10.36%	$17,199,709	$56.43	$68.26
2021	60	1,659,424	8.24%	$98,554,993	$59.39	$64.65	8	151,791	5.16%	$10,854,977	$71.51	$94.94
2022	49	933,840	4.63%	$60,335,314	$64.61	$83.04	11	134,569	4.58%	$8,058,813	$59.89	$69.49
2023	39	743,079	3.69%	$42,920,086	$57.76	$64.85	12	793,949	26.99%	$51,685,840	$65.10	$68.09
2024	27	438,655	2.18%	$28,446,134	$64.85	$69.21	12	139,927	4.76%	$9,027,433	$64.52	$69.12
Thereafter	110	6,980,499	34.65%	$426,496,061	$61.10	$70.85	21	546,314	18.57%	$38,576,459	$70.61	$80.97
	758	17,513,026	86.92%	$1,082,677,372	$61.82	$71.87	154	2,941,340	100.00%	$200,459,160	$68.15	$73.85

(5)	1	2,634,670	13.08%	$112,498,602
	759	20,147,696	100.00%	$1,195,175,974

NOTE: Data excludes space currently occupied by SL Green's corporate offices.
(1) Includes month to month holdover tenants that expired prior to December 31, 2015.
(2) Tenants may have multiple leases.
(3) Represents in place annualized rent allocated by year of expiration.
(4) Management's estimate of average asking rents for currently occupied space as of December 31, 2015. Taking rents are typically lower than asking rents and may vary from property to property.
(5) Citigroup's net lease at 388-390 Greenwich Street.

Supplemental Information	47	Fourth Quarter 2015

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties Office, Retail and Storage Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)
2015 (1)	19	52,467	1.63%	$1,805,770	$34.42	$37.43	4	18,724	3.91%	$728,627	$38.91	$36.00

1st Quarter 2016	12	80,721	2.51%	$2,499,544	$30.97	$30.82	1	15,004	3.13%	$565,786	$37.71	$36.00
2nd Quarter 2016	10	58,328	1.81%	$2,193,731	$37.61	$41.32	—	—	—	$—	$0.00	$0.00
3rd Quarter 2016	17	159,748	4.96%	$5,960,620	$37.31	$42.48	—	—	—	$—	$0.00	$0.00
4th Quarter 2016	12	49,444	1.54%	$1,794,023	$36.28	$37.45	—	—	—	$—	$0.00	$0.00

Total 2016	51	348,241	10.82%	$12,447,918	$35.75	$38.87	1	15,004	3.13%	$565,786	$37.71	$36.00

2017	46	248,772	7.73%	$9,560,930	$38.43	$40.22	8	48,463	10.13%	$1,582,189	$32.65	$35.03
2018	55	300,616	9.34%	$10,641,968	$35.40	$37.13	3	54,052	11.29%	$2,262,295	$41.85	$36.00
2019	44	507,827	15.78%	$14,931,584	$29.40	$30.98	7	36,084	7.54%	$1,197,074	$33.17	$36.35
2020	32	291,693	9.07%	$10,044,667	$34.44	$37.74	3	38,562	8.06%	$1,452,651	$37.67	$36.00
2021	31	377,645	11.74%	$10,246,137	$27.13	$29.66	4	89,292	18.66%	$3,195,485	$35.79	$36.00
2022	19	102,230	3.18%	$3,898,366	$38.13	$38.86	2	19,883	4.15%	$683,223	$34.36	$36.53
2023	19	206,698	6.42%	$6,961,080	$33.68	$35.13	3	40,834	8.53%	$1,406,255	$34.44	$37.43
2024	13	203,087	6.31%	$6,526,647	$32.14	$39.69	3	60,136	12.56%	$2,004,875	$33.34	$36.37
Thereafter	33	578,267	17.97%	$17,652,038	$30.53	$32.12	6	57,607	12.04%	$1,869,848	$32.46	$36.97
	362	3,217,543	100.00%	$104,717,105	$32.55	$34.96	44	478,641	100.00%	$16,948,308	$35.41	$36.24

	(1) Includes month to month holdover tenants that expired prior to December 31, 2015.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of December 31, 2015. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	48	Fourth Quarter 2015

ANNUAL LEASE EXPIRATIONS Retail Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

Prime Retail
2015 (1)	14	13,543	3.57%	$652,488	$48.18	$52.98	1	1,698	0.57%	$126,000	$74.20	$77.92
2016	11	10,941	2.89%	$521,709	$47.68	$52.99	3	5,455	1.82%	$212,253	$38.91	$40.86
2017	14	59,573	15.72%	$3,292,275	$55.26	$180.73	7	18,156	6.05%	$952,296	$52.45	$77.61
2018	13	23,149	6.11%	$1,153,364	$49.82	$64.12	2	22,571	7.52%	$1,435,139	$63.58	$74.39
2019	4	5,350	1.41%	$516,681	$96.58	$97.42	—	—	—	$0	$0.00	$0.00
2020	6	14,761	3.90%	$1,967,282	$133.28	$370.03	3	25,424	8.47%	$5,086,132	$200.05	$277.01
2021	1	108,148	28.54%	$6,748,568	$62.40	$70.00	5	26,753	8.91%	$4,303,085	$160.84	$216.26
2022	1	1,366	0.36%	$210,656	$154.21	$299.00	3	55,437	18.47%	$20,371,135	$367.46	$469.54
2023	2	8,776	2.32%	$717,458	$81.75	$144.31	2	7,131	2.38%	$1,402,759	$196.71	$350.00
2024	4	54,915	14.49%	$2,649,816	$48.25	$58.72	1	7,793	2.60%	$970,904	$124.59	$898.00
Thereafter	8	78,386	20.69%	$8,924,271	$113.85	$248.98	10	129,723	43.22%	$68,045,116	$524.54	$590.33
	78	378,908	100.00%	$27,354,568	$72.19	$135.96	37	300,141	100.00%	$102,904,819	$342.85	$427.72
Vacancy (5)		10,040				$517.93		51,002				$550.49
		388,948				$145.82		351,143				$445.55

Other Retail
2015 (1)	2	6,900	0.78%	$512,255	$74.24	$138.08	1	120	0.05%	$21,000	$175.00	$175.00
2016	10	66,766	7.58%	$7,286,113	$109.13	$182.35	2	2,294	0.89%	$172,446	$75.17	$81.15
2017	12	48,904	5.55%	$5,147,300	$105.25	$172.45	3	6,121	2.38%	$1,823,004	$297.83	$426.21
2018	10	63,522	7.21%	$11,697,686	$184.15	$532.68	7	13,587	5.28%	$1,906,531	$140.32	$163.03
2019	7	56,854	6.45%	$3,450,037	$60.68	$177.34	3	10,400	4.04%	$1,556,513	$149.66	$177.98
2020	11	59,121	6.71%	$7,209,089	$121.94	$158.05	3	32,800	12.74%	$1,466,106	$44.70	$54.52
2021	9	15,892	1.80%	$1,969,888	$123.95	$136.92	3	15,992	6.21%	$4,449,686	$278.24	$476.51
2022	14	130,693	14.83%	$15,753,220	$120.54	$147.42	6	12,603	4.89%	$1,588,956	$126.08	$179.51
2023	6	40,412	4.59%	$5,464,458	$135.22	$144.31	4	14,406	5.59%	$1,156,046	$80.25	$98.23
2024	7	28,143	3.19%	$4,718,560	$167.66	$163.24	11	30,774	11.95%	$3,385,349	$110.01	$138.76
Thereafter	36	363,813	41.29%	$54,334,751	$149.35	$181.01	16	118,441	45.99%	$14,871,327	$125.56	$145.78
	124	881,020	100.00%	$117,543,357	$133.42	$195.85	59	257,538	100.00%	$32,396,964	$125.79	$161.16
Vacancy (5)		30,600				$105.04		76,513				$208.28
		911,620				$192.80		334,051				$171.95

	(1) Includes month to month holdover tenants that expired prior to December 31, 2015.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of December 31, 2015. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	49	Fourth Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2015	Price ($'s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	98.4	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	65.8	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.9	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	95.5	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	N/A	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	98.4	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	90.9	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.9	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	97.5	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	100.0	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	97.2	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	91.9	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	76.1	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		100.0	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	96.1	$285,000,000
				1,146,000			$1,255,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	98.4	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	N/A	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	99.0	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	95.5	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	97.8	$330,000,000
				1,955,260			$704,600,000

Supplemental Information	50	Fourth Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2015	Price ($'s) (1)

2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	91.9	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	98.4	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	98.5	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	80.7	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	N/A	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	N/A	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	41.6	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	75.7	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	100.0	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	N/A	$46,000,000
				879,919			$523,500,000
2014 Acquisition
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,585,000,000
				2,635,000			$1,585,000,000
2015 Acquisition
Jul-15	110 Greene Street - 90% JV	Fee Interest	Soho	223,600	84.0	78.1	$255,000,000
Aug-15	30 East 40th Street - 60% JV	Leasehold Interest	Grand Central South	69,446	100.0	100.0	$4,650,000
Aug-15	11 Madison Avenue	Fee Interest	Park Avenue South	2,313,916	71.6	73.0	$2,285,000,000
Dec-15	600 Lexington Avenue - remaining 45%	Fee Interest	East Side	303,515	95.5	95.5	$284,000,000
				2,910,477			$2,828,650,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

Supplemental Information	51	Fourth Quarter 2015

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.
(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.
(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price
(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

Supplemental Information	52	Fourth Quarter 2015

SUMMARY OF REAL ESTATE SALES ACTIVITY - Cont. Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448
				359,000	$161,000,000	$448
2013 Sales
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	$220,250,000	$638
				345,400	$220,250,000	$638
2014 Sales
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	$145,000,000	$344
				422,000	$145,000,000	$344
2015 Sales
Sep-15	120 West 45th Street	Fee Interest	Midtown	440,000	$365,000,000	$830
Sep-15	315 West 36th Street	Fee Interest	Times Square South	148,000	$115,000,000	$777
				588,000	$480,000,000	$816

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.
(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

Supplemental Information	53	Fourth Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2015	Price ($'s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	87.7	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	77.5	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	66.9	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	75.3	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	53.8	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	95.5	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	N/A	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	N/A	$111,500,000
				5,880,500			$1,637,240,000
2013 Acquisition
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	95.5	$96,200,000
				317,600			$96,200,000

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban

	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000,000	$227
				211,000	$48,000,000	$227

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	$20,767,307	$143
				815,000	$250,767,307	$308

2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343
				1,402,000	$481,100,000	$343

2013 Sales
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	$13,500,000	$104
				130,000	$13,500,000	$104

2015 Sales
Aug-15	The Meadows	Fee Interest	Rutherford, New Jersey	582,100	$121,100,000	$208
Dec-15	140 Grand Street	Fee Interest	White Plains, New York	130,100	$22,400,000	$172
Dec-15	150 Grand Street	Fee Interest	White Plains, New York	85,000	$9,600,000	$113
				797,200	$153,100,000	$192

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	54	Fourth Quarter 2015

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2015	Price ($'s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	N/A	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	85.0	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	N/A	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	66.2	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	N/A	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	89.1	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	N/A	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	—	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	92.0	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	83.1	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	N/A	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	100.0	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	100.0	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	96.9	$0
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	N/A	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	93.9	$122,300,000
				5,313,501			$1,625,563,924
2013 Acquisition
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	94.4	$54,900,000
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	10.5	$0
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	95.2	$386,775,000
Nov-13	562, 570 & 574 Fifth Avenue	Fee Interest	Plaza District	66,962	74.6	N/A	$146,221,990
				658,884			$587,896,990
2014 Acquisition
Jul-14	719 Seventh Avenue - 75%	Fee Interest	Times Square	6,000	100.0	—	$41,149,000
Jul-14	115 Spring Street	Fee Interest	Soho	5,218	100.0	100.0	$52,000,000
Jul-14	752 Madison Avenue	Fee Interest	Plaza District	21,124	100.0	100.0	$282,415,000
Sep-14	121 Greene Street - 50%	Fee Interest	Soho	7,131	100.0	100.0	$27,400,000
Sep-14	635 Madison Avenue (2)	Fee Interest	Plaza District	176,530	100.0	100.0	$145,000,000
Oct-14	102 Greene Street	Fee Interest	Soho	9,200	100.0	54.3	$32,250,000
Oct-14	175-225 Third Street - 95%	Fee Interest	Brooklyn, New York	—	—	—	$72,500,000
Nov-14	55 West 46th Street	Fee Interest	Midtown	347,000	—	—	$295,000,000
				572,203			$947,714,000
2015 Acquisition
Feb-15	Stonehenge Portfolio	Fee Interest		2,589,184	96.5	94.3	$40,000,000
Mar-15	1640 Flatbush Avenue	Fee Interest	Brooklyn, New York	1,000	100.0	100.0	$6,798,627
Jun-15	Upper East Side Residential - 90%	Fee Interest	Upper East Side Residential	27,000	96.4	85.7	$50,073,674
Aug-15	187 Broadway & 5-7 Dey Street	Fee Interest	Cast Iron / Soho	73,600	90.5	76.6	$63,690,000
				2,690,784			$160,562,301

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	55	Fourth Quarter 2015

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment & Land

						Sales	Sales
	Property		Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (1)	(1)	Fee Interest	Times Square	25,600	$276,757,000	$10,811
					25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue	(2)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue		Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway		Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue	(3)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle	(4)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
					612,728	$940,683,774	$1,535

2013 Sales
Feb-13	44 West 55th Street		Fee Interest	Plaza District	8,557	$6,250,000	$730
Jun-13	West Coast Office Portfolio		Fee Interest	Los Angeles, California	406,740	$111,925,000	$275
Aug-13	West Coast Office Portfolio		Fee Interest	Fountain Valley, California	302,037	$66,993,750	$222
Sep-13	West Coast Office Portfolio		Fee Interest	San Diego, California	110,511	$45,400,000	$411
Dec-13	27-29 West 34th Street		Fee Interest	Herald Square/Penn Station	15,600	$70,052,158	$4,491
					843,445	$300,620,908	$356

2014 Sales
Jan-14	21-25 West 34th Street		Fee Interest	Herald Square/Penn Station	30,100	$114,947,844	$3,819
Mar-14	West Coast Office Portfolio		Fee Interest		3,654,315	$756,000,000	$207
May-14	747 Madison Avenue		Fee Interest	Plaza District	10,000	$160,000,000	$16,000
Jul-14	985-987 Third Avenue		Fee Interest	Upper East Side	13,678	$68,700,000	$5,023
Sep-14	180-182 Broadway		Fee Interest	Cast Iron / Soho	156,086	$222,500,000	$1,425
Nov-14	2 Herald Square		Fee Interest	Herald Square/Penn Station	354,400	$365,000,000	$1,030
					4,218,579	$1,687,147,844	$400

2015 Sales
Jan-15	180 Maiden Lane		Fee Interest	Financial East	1,090,000	$470,000,000	$431
Dec-15	570 & 574 Fifth Avenue		Fee Interest	Plaza District	24,327	$125,400,000	$5,155
					1,114,327	$595,400,000	$534

(1) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.
(2) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.
(3) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.
(4) The joint venture sold a 29% condominium interest in the property.

Supplemental Information	56	Fourth Quarter 2015

EXECUTIVE & SENIOR MANAGEMENT

Stephen L. Green	Edward V. Piccinich
Chairman of the Board	Executive Vice President, Property
Management and Construction
Marc Holliday
Chief Executive Officer	Neil H. Kessner
Executive Vice President, General
Andrew Mathias	Counsel - Real Property
President
David M. Schonbraun
Matthew J. DiLiberto	Co-Chief Investment Officer
Chief Financial Officer
Isaac Zion
Andrew S. Levine	Co-Chief Investment Officer
Chief Legal Officer
Maggie Hui
Steven M. Durels	Chief Accounting Officer
Executive Vice President, Director of
Leasing and Real Property

57

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Credit Suisse	Ian C. Weissman	(212) 538-6889	ian.weissman@credit-suisse.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vance H. Edelson	(212) 761-0078	vance.edelson@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

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SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures. Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).

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